UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07354

Name of Fund: BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Investment Quality Municipal Trust, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2016

Date of reporting period: 04/30/2016

Item 1 – Report to Stockholders

APRIL 30, 2016

ANNUAL REPORT

BlackRock Investment Quality Municipal Trust, Inc. (BKN)

BlackRock Long-Term Municipal Advantage Trust (BTA)

BlackRock Municipal 2020 Term Trust (BKK)

BlackRock Municipal Income Trust (BFK)

BlackRock Strategic Municipal Trust (BSD)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2016

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks across regions have been the overarching themes driving financial markets over the past couple of years. Investors spent most of 2015 anticipating the end of the Federal Reserve’s (the “Fed”) near-zero interest rate policy as U.S. growth outpaced other developed markets. The Fed ultimately hiked rates in December, whereas the European Central Bank and the Bank of Japan took additional steps to stimulate growth, even introducing negative interest rates. The U.S. dollar had strengthened considerably ahead of these developments, causing profit challenges for U.S. companies that generate revenues overseas, and pressuring emerging market currencies and commodities prices.

Global market volatility increased in the latter part of 2015 and spilled over into early 2016. Oil prices were a key factor behind the instability after collapsing in mid-2015 due to excess global supply. China, one of the world’s largest consumers of oil, was another notable source of stress for financial markets. Signs of slowing economic growth, a depreciating yuan and declining confidence in the country’s policymakers stoked investors’ worries about the potential impact of China’s weakness on the global economy. Risk assets (such as equities and high yield bonds) suffered in this environment.

After a painful start to the new year, fears of a global recession began to fade as the first quarter wore on, allowing markets to calm and risk assets to rebound. Central bank stimulus in Europe and Japan, combined with a more tempered outlook for rate hikes in the United States, helped bolster financial markets. A softening in U.S. dollar strength offered some relief to U.S. exporters and emerging market economies. Oil prices found firmer footing as global supply showed signs of leveling off.

The selloff in risk assets at the turn of the year brought valuations to more reasonable levels, creating some appealing entry points for investors in 2016. Nonetheless, slow but relatively stable growth in the United States is countered by a less optimistic global economic outlook and uncertainties around the efficacy of China’s policy response, the potential consequences of negative interest rates in Europe and Japan, and a host of geopolitical risks.

For the 12 months ended April 30, 2016, higher-quality assets such as municipal bonds, U.S. Treasuries and investment grade corporate bonds generated positive returns, while riskier assets such as non-U.S. and small cap equities broadly declined.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.43%	1.21%
U.S. small cap equities (Russell 2000® Index)	(1.90)	(5.94)
International equities (MSCI Europe, Australasia, Far East Index)	(3.07)	(9.32)
Emerging market equities (MSCI Emerging Markets Index)	(0.13)	(17.87)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.14	0.15
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	3.76	3.74
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	2.82	2.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	5.16
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.38	(1.08)
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2016

Municipal Market Conditions

Municipal bonds generated positive performance for the period, due to falling interest rates and a favorable supply-and-demand environment. Interest rates were volatile in 2015 (bond prices rise as rates fall) leading up to a long-awaited rate hike from the U.S. Federal Reserve (the “Fed”) that ultimately came in December. However, ongoing reassurance from the Fed that rates would be increased gradually and would likely remain low overall resulted in strong demand for fixed income investments, with municipal bonds being one of the strongest-performing sectors for the 12-month period. Investors favored the relative stability of municipal bonds amid bouts of volatility resulting from uneven U.S. economic data, falling oil prices, global growth concerns, geopolitical risks, and widening central bank divergence — i.e., policy easing outside the United States while the Fed was posturing to commence policy tightening. During the 12 months ended April 30, 2016, municipal bond funds garnered net inflows of approximately $27 billion (based on data from the Investment Company Institute).

For the same 12-month period, total new issuance remained relatively strong from a historical perspective at $380 billion (though lower than the $397 billion issued in the prior 12-month period). A noteworthy portion of new supply during this period was attributable to refinancing activity (roughly 58%) as issuers took advantage of low interest rates and a flatter yield curve to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2016
6 months: 3.52%
12 months: 5.16%

A Closer Look at Yields

From April 30, 2015 to April 30, 2016, yields on AAA-rated 30-year municipal bonds decreased by 47 basis points (“bps”) from 3.05% to 2.58%, while 10-year rates fell by 51 bps from 2.12% to 1.61% and 5-year rates decreased 32 bps from 1.30% to 0.98% (as measured by Thomson Municipal Market Data). The municipal yield curve experienced significant flattening over the 12-month period with the spread between 2- and 30-year maturities flattening by 58 bps and the spread between 2- and 10-year maturities flattening by 62 bps.

During the same time period, on a relative basis, tax-exempt municipal bonds broadly outperformed U.S. Treasuries with the greatest outperformance experienced in longer-term issues. In absolute terms, the positive performance of municipal bonds was driven largely by falling interest rates as well as a supply/demand imbalance within the municipal market as investors sought income and incremental yield in an environment where opportunities became increasingly scarce. More broadly, municipal bonds benefited from the greater appeal of tax-exempt investing in light of the higher tax rates implemented in 2014. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers

The majority of municipal credits remain strong, despite well-publicized distress among a few issuers. Four of the five states with the largest amount of debt outstanding — California, New York, Texas and Florida — have exhibited markedly improved credit fundamentals during the slow national recovery. However, several states with the largest unfunded pension liabilities have seen their bond prices decline noticeably and remain vulnerable to additional price deterioration. On the local level, Chicago’s credit quality downgrade is an outlier relative to other cities due to its larger pension liability and inadequate funding remedies. BlackRock maintains the view that municipal bond defaults will remain minimal and in the periphery while the overall market is fundamentally sound. We continue to advocate careful credit research and believe that a thoughtful approach to structure and security selection remains imperative amid uncertainty in a modestly improving economic environment.

The opinions expressed are those of BlackRock as of April 30, 2016, and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (AMT). Capital gains distributions, if any, are taxable.

The Standard & Poor’s Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the US municipal bond market. All bonds in the index are exempt from US federal income taxes or subject to the alternative minimum tax. Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trusts (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trusts’ shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trusts’ return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trusts had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Trusts’ obligations under their respective leverage arrangements generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

Leverage also generally causes greater changes in the Trusts’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Trust’s Common Shares than if the Trusts were not leveraged. In addition, the Trusts may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trusts to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trusts incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of the Trusts’ investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment advisor will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP”), Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Auction Market Preferred Shares (“AMPS”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), a TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements under the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	5

Trust Summary as of April 30, 2016	BlackRock Investment Quality Municipal Trust, Inc.

Trust Overview

BlackRock Investment Quality Municipal Trust, Inc.’s (BKN) (the “Trust”) investment objective is to provide high current income exempt from regular federal income tax consistent with the preservation of capital. The Trust seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in securities rated investment grade at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on New York Stock Exchange (“NYSE”)	BKN
Initial Offering Date	February 19, 1993
Yield on Closing Market Price as of April 30, 2016 ($16.94)[1]	5.24%
Tax Equivalent Yield[2]	9.26%
Current Monthly Distribution per Common Share[3]	$0.074
Current Annualized Distribution per Common Share[3]	$0.888
Economic Leverage as of April 30, 2016[4]	35%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.072 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BKN[1,2]	15.15%	10.92%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

With this as the backdrop, the Trust’s holdings in longer-duration and longer-dated bonds generally provided the best returns. (Duration is a measure of interest-rate sensitivity.) The Trust’s allocations to the tax-backed (states, local and school districts), health care and transportation sectors were positive contributors to performance. Positions in zero-coupon bonds, which delivered outstanding returns compared to current-coupon issues, also contributed. Consistent with the broader market environment, the strongest returns came from the Trust’s holdings in higher-yielding, lower-rated investment-grade credits. With that said, positions in high-quality, pre-refunded bonds also contributed positively to performance.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash position and use of leverage provided both incremental return and income.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	ANNUAL REPORT	APRIL 30, 2016

BlackRock Investment Quality Municipal Trust, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$16.94	$15.60	8.59%	$17.36	$14.44
Net Asset Value	$16.83	$16.09	4.60%	$16.85	$15.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Health	23%	23%
County/City/Special District/School District	16	15
Education	15	17
Transportation	14	12
Utilities	12	12
State	10	12
Corporate	7	6
Tobacco	3	3

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	4%
2017	1
2018	7
2019	9
2020	9

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	6%	5%
AA/Aa	46	46
A	28	31
BBB/Baa	11	9
BB/Ba	2	2
B	1	1
N/R2	6	6

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents less than 1% and 3%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2016	7

Trust Summary as of April 30, 2016	BlackRock Long-Term Municipal Advantage Trust

Trust Overview

BlackRock Long-Term Municipal Advantage Trust’s (BTA) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal obligations and derivative instruments with exposure to such municipal obligations, in each case that are exempt from federal income tax (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment and, under normal market conditions, the Trust’s municipal bond portfolio will have a dollar-weighted average maturity of greater than 10 years. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BTA
Initial Offering Date	February 28, 2006
Yield on Closing Market Price as of April 30, 2016 ($12.28)[1]	5.67%
Tax Equivalent Yield[2]	10.02%
Current Monthly Distribution per Common Share[3]	$0.058
Current Annualized Distribution per Common Share[3]	$0.696
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0545 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BTA[1,2]	14.39%	9.51%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment. The Trust’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, was helpful to performance as well. (Duration is a measure of interest-rate sensitivity.)

•

The Trust’s concentration in securities rated A and AA helped performance, as both credit tiers outpaced issues rated AAA. Similarly, holdings in bonds rated below investment grade (i.e., below BBB) also had a positive impact on results due to the combination of their higher yields and strong relative price performance.

•	On a sector basis, utilities, health care and transportation were top performers for the period.

•

Despite offering generous yields in comparison to the broader market, the Trust’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	The Trust’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate-term yields versus the longer maturities in which the portfolio is largely concentrated.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on its return due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	ANNUAL REPORT	APRIL 30, 2016

BlackRock Long-Term Municipal Advantage Trust

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$12.28	$11.41	7.62%	$12.33	$10.67
Net Asset Value	$12.89	$12.51	3.04%	$12.89	$12.19

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Health	19%	21%
Utilities	16	19
Transportation	15	16
County/City/Special District/School District	12	9
Education	11	10
Tobacco	10	5
State	8	12
Corporate	8	7
Housing	1	1

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	5%
2017	4
2018	2
2019	12
2020	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	5%	14%
AA/Aa	42	51
A	16	14
BBB/Baa	16	10
BB/Ba	7	2
B	4	2
N/R2	10	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 1% of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2016	9

Trust Summary as of April 30, 2016	BlackRock Municipal 2020 Term Trust

Trust Overview

BlackRock Municipal 2020 Term Trust’s (BKK) (the “Trust”) investment objectives are to provide current income exempt from regular federal income tax and to return $15 per Common Share (the initial offering price per Common Share) to holders of Common Shares on or about December 31, 2020. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objective of returning $15.00 per Common Share.

Trust Information
Symbol on NYSE	BKK
Initial Offering Date	September 30, 2003
Termination Date (on or about)	December 31, 2020
Yield on Closing Market Price as of April 30, 2016 ($16.14)[1]	3.33%
Tax Equivalent Yield[2]	5.88%
Current Monthly Distribution per Common Share[3]	$0.0448
Current Annualized Distribution per Common Share[3]	$0.5376
Economic Leverage as of April 30, 2016[4]	10%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents AMPS and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to AMPS and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BKK[1,2]	2.87%	3.39%
Lipper Intermediate Municipal Debt Funds[3]	9.22%	6.57%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust‘s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

On a sector basis, the largest contributions to Trust performance came from transportation, corporate and health care issues. Exposure to lower-quality bonds on the investment-grade spectrum further benefited results at a time of elevated investor demand for higher-risk, higher-yielding assets. Positions in zero-coupon bonds, which delivered superior returns compared to current-coupon issues, also contributed positively.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash position and use of leverage provided both incremental return and income.

•

The yield curve flattened during the period, with intermediate- and long-term rates falling and one- and two-year rates moving higher in reaction to the Fed’s quarter-point interest rate hike in December 2015. The Trust’s holdings are largely concentrated in maturities of five years or less, meaning that it had exposure to the underperformance of bonds with one- and two-year maturities.

•

Despite offering generous yields in comparison to the broader market, the Trust’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	In terms of sectors, the smallest contributions came from housing, local school district and tobacco issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	ANNUAL REPORT	APRIL 30, 2016

BlackRock Municipal 2020 Term Trust

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$16.14	$16.25	(0.68)%	$16.28	$15.25
Net Asset Value	$16.27	$16.30	(0.18)%	$16.38	$16.03

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Utilities	17%	16%
Transportation	15	17
County/City/Special District/School District	14	12
State	13	12
Health	12	11
Corporate	12	14
Education	10	9
Tobacco	4	4
Housing	3	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	6%
2017	5
2018	3
2019	18
2020	46

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	6%	6%
AA/Aa	25	22
A	37	45
BBB/Baa	19	17
BB/Ba	4	2
B	—	1
N/R2	9	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 4% and 2%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2016	11

Trust Summary as of April 30, 2016	BlackRock Municipal Income Trust

Trust Overview

BlackRock Municipal Income Trust’s (BFK) (the “Trust”) investment objective is to provide current income exempt from regular federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its assets in municipal bonds that are investment grade quality at the time of investment. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information
Symbol on NYSE	BFK
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of April 30, 2016 ($15.44)[1]	5.84%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.0751
Current Annualized Distribution per Common Share[3]	$0.9012
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.0711 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BFK[1,2]	14.76%	8.57%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s minimal cash position and use of leverage provided both incremental return and income.

•

The Trust’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, also aided results. (Duration is a measure of interest-rate sensitivity.) Positions in lower-rated investment-grade bonds, as well as holdings of below investment-grade and unrated bonds, further helped performance at a time of elevated demand for higher-risk, higher-yielding investments. Sector concentrations in transportation, utilities and health care also contributed strongly.

•

Despite offering generous yields in comparison to the broader market, the Trust’s more seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.) The Trust’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate term yields in relation to the longer maturities in which the portfolio’s holdings are largely concentrated.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on performance due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

12	ANNUAL REPORT	APRIL 30, 2016

BlackRock Municipal Income Trust

Market Price and Net Asset Value Per Share Summary

	4/30/16		4/30/15	Change	High	Low
Market Price	$15.44		$14.32	7.82%	$15.83	$13.28
Net Asset Value	$15.21	[1]	$14.91	2.01%	$15.21	$14.44

[1]

The net asset value does not reflect adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and therefore differs from amounts reported in the Statements of Assets and Liabilities and the Financial Highlights.

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	21%	22%
Utilities	15	14
Health	14	14
County/City/Special District/School District	12	14
Corporate	11	11
State	11	10
Education	10	9
Tobacco	6	6

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	10%
2017	2
2018	2
2019	14
2020	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	8%	9%
AA/Aa	41	40
A	21	24
BBB/Baa	16	14
BB/Ba	4	3
B	1	1
N/R2	9	9

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade represents 2% and 1%, respectively, of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2016	13

Trust Summary as of April 30, 2016	BlackRock Strategic Municipal Trust

Trust Overview

BlackRock Strategic Municipal Trust’s (BSD) (the “Trust”) investment objectives are to provide current income that is exempt from regular federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in investments exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in investment grade quality securities at the time of investment and, under normal market conditions, primarily invests in municipal bonds with long-term maturities in order to maintain a weighted average maturity of 15 years or more. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information
Symbol on NYSE	BSD
Initial Offering Date	August 25, 1999
Yield on Closing Market Price as of April 30, 2016 ($15.02)[1]	5.67%
Tax Equivalent Yield[2]	10.02%
Current Monthly Distribution per Common Share[3]	$0.071
Current Annualized Distribution per Common Share[3]	$0.852
Economic Leverage as of April 30, 2016[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]

The monthly distribution per Common Share, declared on June 1, 2016, was decreased to $0.065 per share. The yield on closing market price, current monthly distribution per Common Share and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging on page 5.

Performance

Returns for the 12 months ended April 30, 2016 were as follows:

	Returns Based On
	Market Price	NAV
BSD[1,2]	14.05%	8.32%
Lipper General & Insured Municipal Debt Funds (Leveraged)[3]	13.64%	8.61%

[1]	All returns reflect reinvestment of dividends and/or distributions.

[2]	The Trust’s discount to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV.

[3]	Average return.

The following discussion relates to the Trust’s absolute performance based on NAV:

•

A positive interest-rate backdrop helped fuel a robust gain for the U.S. municipal bond market during the annual period. U.S. Treasury yields fell (as prices rose) amid an environment of slow global growth, declining yields overseas, and an emerging consensus that the Fed would maintain a gradual approach to raising short-term interest rates. Municipals generally outperformed Treasuries, reflecting favorable supply-and-demand conditions in the market and the overall health of state and local finances outside of select areas such as Puerto Rico, Illinois and New Jersey. Longer-term municipal bonds outpaced their short-term counterparts, while lower-quality securities typically outperformed higher-quality issues.

•

Income in the form of coupon payments made up a meaningful portion of the Trust’s total return for the period. In addition, the Trust’s use of leverage provided both incremental return and income in a relatively stable rate environment. The Trust’s duration positioning, highlighted by concentrations in longer-dated securities with maturities of 25 years and above, was helpful to performance as well. (Duration is a measure of interest-rate sensitivity.)

•

The Trust’s concentration in securities rated A and AA helped performance, as both credit tiers outpaced issues rated AAA. Similarly, holdings in bonds rated below investment grade (i.e., BBB and lower) also had a positive impact on results due to the combination of their higher yields and strong relative price performance.

•	On a sector basis, transportation, health care and utilities were top performers for the period.

•

Despite offering generous yields in comparison to the broader market, the Trust’s more-seasoned holdings detracted from performance due to the premium amortization that occurred as the bonds approached their first call dates. (When a bond’s price trades at a premium over its face value, the difference is amortized over time. A bond premium occurs when the price of the bond has increased due to a decline in interest rates.)

•	The Trust’s yield curve positioning also detracted somewhat given the more substantive decline in intermediate-term yields versus the longer maturities in which the portfolio is largely concentrated.

•	The Trust’s use of U.S. Treasury futures contracts to manage interest rate risk had a slightly negative impact on its return due to the overall strength in the market.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	ANNUAL REPORT	APRIL 30, 2016

BlackRock Strategic Municipal Trust

Market Price and Net Asset Value Per Share Summary

	4/30/16	4/30/15	Change	High	Low
Market Price	$15.02	$14.00	7.29%	$15.34	$12.95
Net Asset Value	$15.04	$14.76	1.90%	$15.06	$14.30

Market Price and Net Asset Value History For the Past Five Years

Overview of the Trust’s Total Investments*

Sector Allocation	4/30/16	4/30/15
Transportation	24%	25%
Health	18	17
Utilities	14	13
Education	11	10
County/City/Special District/School District	10	11
State	9	9
Corporate	9	10
Tobacco	5	5

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector subclassifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector subclassifications for reporting ease.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2016	7%
2017	2
2018	6
2019	13
2020	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

*	Excludes short-term securities.

Credit Quality Allocation[1]	4/30/16	4/30/15
AAA/Aaa	9%	10%
AA/Aa	41	39
11A	25	25
BBB/Baa	11	12
BB/Ba	4	4
B	1	2
N/R2	9	8

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]

The investment advisor evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment advisor has deemed certain of these unrated securities as investment grade quality. As of April 30, 2016 and April 30, 2015, the market value of unrated securities deemed by the investment advisor to be investment grade each represents 2% of the Trust’s total investments.

ANNUAL REPORT	APRIL 30, 2016	15

Schedule of Investments April 30, 2016	BlackRock Investment Quality Municipal Trust, Inc. (BKN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC) (a):
6.00%, 6/01/19	$1,745	$2,012,788
6.00%, 6/01/19	500	576,730
City of Hoover Alabama Board of Education, Refunding, Special Tax, Capital Outlay Warrants, 4.25%, 2/15/40	1,275	1,329,850

		3,919,368
Arizona — 6.3%
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/42	3,300	3,618,912
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, 5.00%, 7/01/45 (b)	455	473,305
County of Pinal Arizona Electric District No. 3, Refunding RB, Electric System, 4.75%, 7/01/31	3,750	4,240,462
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	1,035	1,267,316
5.00%, 12/01/37	4,585	5,716,578
University Medical Center Corp., RB, 6.50%, 7/01/19 (a)	750	879,758
University Medical Center Corp., Refunding RB, 6.00%, 7/01/21 (a)	1,600	1,986,720

		18,183,051
Arkansas — 3.2%
City of Benton Arkansas, RB, 4.00%, 6/01/39	1,355	1,463,779
City of Fort Smith Arkansas Water & Sewer Revenue, Refunding RB, 4.00%, 10/01/40	1,850	1,968,474
City of Hot Springs Arkansas, RB, Wastewater, 5.00%, 12/01/38	1,800	2,074,320
City of Little Rock Arkansas, RB, 4.00%, 7/01/41	2,955	3,154,403
County of Pulaski Arkansas Public Facilities Board, RB, 5.00%, 12/01/42	465	533,016

		9,193,992
California — 17.8%
California Health Facilities Financing Authority, RB, Sutter Health:
Series A, 3.25%, 11/15/36	1,230	1,248,179
Series B, 5.88%, 8/15/31	2,300	2,778,768
California Infrastructure & Economic Development Bank, Refunding RB, 4.00%, 11/01/45	3,330	3,531,965
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)(c)	705	766,399
Carlsbad California Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (d)	1,500	1,572,825
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	3,000	3,533,040
County of Kern Water Agency Improvement District No. 4, Refunding RB, Series A (AGM), 4.00%, 5/01/38	535	576,628
Dinuba California Unified School District, GO, Election of 2006 (AGM), 5.75%, 8/01/33	535	612,853
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (d)	2,475	2,314,199
Norwalk-La Mirada Unified School District, GO, Refunding, CAB, Election of 2002, Series E (AGC), 0.00%, 8/01/38 (e)	12,000	5,135,640
Palomar Community College District, GO, CAB, Election of 2006, Series B:
0.00%, 8/01/30 (e)	2,270	1,483,604

Municipal Bonds	Par (000)	Value
California (continued)
Palomar Community College District, GO, CAB, Election of 2006, Series B (continued):
0.00%, 8/01/33 (e)	$4,250	$1,648,703
0.00%, 8/01/39 (d)	3,000	2,768,820
San Diego Community College District, GO, CAB, Election of 2002, 0.00%, 8/01/33 (d)	4,200	4,766,538
State of California, GO, Refunding, Various Purposes:
5.00%, 2/01/38	2,000	2,346,940
4.00%, 10/01/44	2,520	2,714,065
State of California, GO, Various Purposes:
5.75%, 4/01/31	3,000	3,426,180
6.00%, 3/01/33	2,270	2,698,258
6.50%, 4/01/33	2,900	3,379,225
5.50%, 3/01/40	3,650	4,262,507

		51,565,336
Colorado — 0.6%
City & County of Denver Colorado, Refunding RB, Series A, 4.00%, 8/01/46	870	932,770
Park Creek Metropolitan District, Refunding RB, Senior Limited Property Tax (AGM), 6.00%, 12/01/20 (a)	750	911,063

		1,843,833
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, Refunding RB:
Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/36	950	1,048,505
Trinity Health Corp., 3.25%, 12/01/36	150	151,805

		1,200,310
Delaware — 2.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,800	1,968,444
Delaware Transportation Authority, RB:
5.00%, 6/01/45	3,000	3,513,180
5.00%, 6/01/55	1,430	1,633,990

		7,115,614
Florida — 9.0%
Capital Trust Agency Inc., RB, M/F Housing, The Gardens Apartment Project, Series A, 4.75%, 7/01/40	900	924,192
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	1,445	1,531,078
County of Miami-Dade Florida, RB:
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/32 (e)	4,225	1,819,581
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/33 (e)	4,000	1,633,560
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/34 (e)	4,580	1,776,582
CAB, Sub-Series A (NPFGC), 0.00%, 10/01/35 (e)	5,000	1,838,800
CAB, Subordinate Special Obligation, 0.00%, 10/01/32 (e)	5,000	2,773,500
CAB, Subordinate Special Obligation, 0.00%, 10/01/33 (e)	15,375	8,173,196
Series B, AMT, 6.00%, 10/01/32	3,000	3,725,580
County of Miami-Dade Florida Educational Facilities Authority, Refunding RB, University of Miami, Series A, 5.00%, 4/01/45	1,390	1,606,173

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center, 5.00%, 6/01/32	$200	$217,070

		26,019,312
Georgia — 2.4%
City of Atlanta Georgia Water & Wastewater Revenue, Refunding RB, 5.00%, 11/01/43	6,000	7,049,520
Hawaii — 0.2%
Hawaii State Department of Budget & Finance, Refunding RB, Special Purpose, Senior Living, Kahala Nui, 5.25%, 11/15/37	600	663,516
Idaho — 4.2%
Boise State University, Refunding RB, Series A:
3.00%, 4/01/36	1,850	1,838,974
3.13%, 4/01/39	840	832,398
Idaho Health Facilities Authority, RB, St. Lukes Health System Project, Series A, 5.00%, 3/01/39	5,800	6,604,750
Idaho Health Facilities Authority, Refunding RB, Trinity Health Group, Series B, 6.25%, 12/01/18 (a)	2,500	2,850,925

		12,127,047
Illinois — 8.4%
Chicago Public Building Commission, RB, Series A (NPFGC), 7.00%, 1/01/20 (f)	5,000	5,883,600
City of Chicago Illinois, Refunding ARB, O’Hare International Airport Passenger Facility Charge, Series B, AMT, 4.00%, 1/01/29	2,400	2,501,328
City of Chicago Illinois Midway International Airport, Refunding GARB, 2nd Lien, Series A, 5.00%, 1/01/41	1,735	1,935,895
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,000	1,092,350
Illinois Finance Authority, RB, Rush University Medical Center, Series C, 6.63%, 5/01/19 (a)	1,200	1,405,872
Illinois Finance Authority, Refunding RB:
OSF Healthcare System, Series A, 6.00%, 5/15/39	1,490	1,722,321
Roosevelt University Project, 6.50%, 4/01/44	1,500	1,661,610
Railsplitter Tobacco Settlement Authority, RB:
6.25%, 6/01/24	5,000	5,025,450
6.00%, 6/01/28	1,700	2,031,517
State of Illinois, GO, 5.00%, 2/01/39	1,000	1,055,130

		24,315,073
Iowa — 1.2%
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
Drake University Project, 3.00%, 4/01/34	1,000	1,006,800
Upper Iowa University Project, 5.75%, 9/01/30	965	1,020,960
Upper Iowa University Project, 6.00%, 9/01/39	1,500	1,583,445

		3,611,205
Kansas — 2.8%
County of Seward Kansas Unified School District No. 480, GO, Refunding, 5.00%, 9/01/39	6,000	6,739,380
Kansas Development Finance Authority, Refunding RB, Sisters of Leavenworth, Series A, 5.00%, 1/01/28	1,155	1,293,173

		8,032,553

Municipal Bonds	Par (000)	Value
Kentucky — 5.9%
Counties of Louisville & Jefferson Kentucky Metropolitan Government, Refunding RB, Jewish Hospital & St. Mary’s Healthcare, 6.13%, 2/01/18 (a)	$2,250	$2,462,288
Kentucky Bond Development Corp., Refunding RB, Saint Elizabeth Medical Center, Inc. (c):
4.00%, 5/01/35	875	945,210
4.00%, 5/01/36	740	796,077
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.38%, 1/01/40	3,400	3,889,260
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/23 (e)	8,500	7,001,535
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C (d):
0.00%, 7/01/34	1,000	829,900
0.00%, 7/01/39	1,395	1,129,643

		17,053,913
Louisiana — 2.2%
City of Alexandria Louisiana Utilities, RB, 5.00%, 5/01/39	1,790	2,045,845
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,565	1,882,711
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.50%, 5/01/31	600	683,766
Louisiana Public Facilities Authority, Refunding RB, 4.00%, 11/01/45	1,565	1,604,860

		6,217,182
Maryland — 0.8%
County of Anne Arundel Maryland Consolidated, Special Taxing District, Villages at Two Rivers Project:
5.13%, 7/01/36	260	269,553
5.25%, 7/01/44	260	269,058
County of Montgomery Maryland, RB, Trinity Health Credit Group, 5.00%, 12/01/45	1,500	1,783,905

		2,322,516
Massachusetts — 0.9%
Massachusetts Development Finance Agency, RB, CareGroup Issue, Series I, 3.25%, 7/01/35 (c)	460	458,040
Massachusetts Development Finance Agency, Refunding RB:
Emerson College, 5.00%, 1/01/41	1,200	1,363,368
International Charter School, 5.00%, 4/15/40	600	658,062

		2,479,470
Michigan — 3.5%
Michigan Finance Authority, RB, Detroit Water & Sewage Disposal System, Senior Lien, Series 2014 C-2, AMT, 5.00%, 7/01/44	360	384,980
Michigan State Hospital Finance Authority, Refunding RB, Trinity Health Credit Group, Series C, 4.00%, 12/01/32	4,150	4,455,813
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	2,750	3,226,300

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	17

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Michigan (continued)
State of Michigan Building Authority, Refunding RB, Facilities Program, Series I:
6.25%, 10/15/18 (a)	$1,135	$1,285,944
6.25%, 10/15/38	740	832,330

		10,185,367
Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC):
6.50%, 11/15/18 (a)	345	393,866
6.50%, 11/15/38	1,905	2,146,363
City of St. Cloud Minnesota, Refunding RB, CentraCare Health System, Series A, 3.25%, 5/01/39 (c)	695	685,020
Minnesota Higher Education Facilities Authority, RB, College of St. Benedict, Series 8-K:
5.00%, 3/01/37	1,055	1,229,666
4.00%, 3/01/43	615	642,995
Minnesota Higher Education Facilities Authority, Refunding RB, University of St. Thomas, Series 8-L:
3.00%, 4/01/36	320	315,264
4.00%, 4/01/39	620	668,434

		6,081,608
Mississippi — 3.3%
County of Warren Mississippi, RB, Gulf Opportunity Zone Bonds, International Paper Co. Project, Series A, 5.38%, 12/01/35	600	668,880
Mississippi Development Bank, RB, Special Obligation:
CAB, Hinds Community College District (AGM), 5.00%, 4/01/36	1,910	2,135,456
County of Jackson Limited Tax Note (AGC), 5.50%, 7/01/32	2,655	2,976,202
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/19 (a)	3,150	3,615,192

		9,395,730
Missouri — 2.2%
Missouri Development Finance Board, RB, Annual Appropriation Sewer System, Series B, 5.00%, 11/01/41	1,350	1,481,773
Missouri State Health & Educational Facilities Authority, RB:
A.T. Still University of Health Sciences, 5.25%, 10/01/31	500	576,570
A.T. Still University of Health Sciences, 4.25%, 10/01/32	480	524,995
A.T. Still University of Health Sciences, 5.00%, 10/01/39	750	859,328
Heartland Regional Medical Center, 4.13%, 2/15/43	1,100	1,150,127
University of Central Missouri, Series C-2, 5.00%, 10/01/34	1,500	1,742,640

		6,335,433
Montana — 0.1%
County of Gallatin School District No 7 Bozeman, GO, 3.00%, 6/01/36	265	266,513
Nebraska — 4.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/42	900	988,992
County of Douglas Nebraska Hospital Authority No. 2, RB, Madonna Rehabilitation Hospital Project, 4.00%, 5/15/33	1,945	2,019,571

Municipal Bonds	Par (000)	Value
Nebraska (continued)
County of Douglas Nebraska Hospital Authority No. 3, Refunding RB, Health Facilities Nebraska Methodist Health System, 5.00%, 11/01/45	$600	$683,694
Lincoln Airport Authority, Refunding RB, Series A, 4.00%, 7/01/40	780	841,792
Nebraska Public Power District, Refunding RB, Series A:
5.00%, 1/01/32	2,535	2,963,035
4.00%, 1/01/44	600	632,664
Omaha School District, GO, 4.00%, 12/15/39	1,750	1,900,133
Public Power Generation Agency, Refunding RB (c):
3.13%, 1/01/35	1,845	1,803,875
3.25%, 1/01/36	2,075	2,044,248

		13,878,004
Nevada — 0.9%
County of Clark Nevada, Refunding ARB, Department of Aviation, Subordinate Lien, Series A-2, 4.25%, 7/01/36	1,500	1,609,065
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	1,065	1,091,029

		2,700,094
New Jersey — 6.5%
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (g)(h)	1,510	59,645
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.25%, 9/15/29	1,335	1,477,671
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	990	1,134,194
Goethals Bridge Replacement Project (AGM), 5.13%, 7/01/42	300	333,606
New Jersey Educational Facilities Authority, Refunding RB:
College of New Jersey, 3.50%, 7/01/31	1,825	1,895,554
University of Medicine & Dentistry, Series B, 7.50%, 6/01/19 (a)	1,225	1,467,967
New Jersey Health Care Facilities Financing Authority, Refunding RB, St. Barnabas Health Care System, Series A:
4.63%, 7/01/23	770	866,620
5.00%, 7/01/25	500	585,890
5.63%, 7/01/37	2,560	2,975,462
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.50%, 10/01/38	85	87,902
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	2,780	3,210,872
New Jersey Transportation Trust Fund Authority, RB:
CAB, Transportation System, Series A, 0.00%, 12/15/35 (e)	1,600	615,136
Transportation Program, Series AA, 5.00%, 6/15/44	1,850	1,962,702
Transportation Program, Series AA, 5.00%, 6/15/45	1,350	1,433,228
Transportation Program, Series AA, 5.00%, 6/15/46	600	636,522

		18,742,971
New Mexico — 0.3%
New Mexico Hospital Equipment Loan Council, Refunding RB, Presbyterian Healthcare Services, 5.00%, 8/01/44	680	790,962

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
New York — 7.1%
City of New York New York, GO, Fiscal 2014, Sub-Series A-1, 5.00%, 8/01/35	$2,380	$2,828,082
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 7.63%, 8/01/25 (i)	2,600	2,671,526
City of New York New York Industrial Development Agency, RB, PILOT, Queens Baseball Stadium:
(AMBAC), 5.00%, 1/01/39	1,100	1,120,922
(AGC), 6.50%, 1/01/46	300	341,259
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	1,400	1,474,914
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	1,825	1,816,605
Hudson Yards Infrastructure Corp., RB, Series A (AGM), 5.00%, 2/15/47	500	515,380
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	2,475	2,770,292
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/39	3,495	4,228,251
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,250	1,406,650
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	640	702,522
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	600	608,964

		20,485,367
North Carolina — 1.4%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	2,175	2,179,241
North Carolina Medical Care Commission, Refunding RB, University Health System, Series D, 6.25%, 12/01/18 (a)	1,750	1,994,598

		4,173,839
North Dakota — 0.6%
City of Fargo North Dakota, GO, Series D, 4.00%, 5/01/37	795	858,632
County of Burleigh North Dakota, Refunding RB, St. Alexius Medical Center Project, Series A, 5.00%, 7/01/21 (a)	720	857,995

		1,716,627
Ohio — 1.1%
City of Dayton Ohio Airport Revenue, Refunding ARB, James M Cox Dayton International Airport, AMT, 4.00%, 12/01/32	3,000	3,157,230
Oklahoma — 1.2%
Oklahoma City Public Property Authority, Refunding RB:
5.00%, 10/01/36	800	929,032
5.00%, 10/01/39	280	322,187
Oklahoma Municipal Power Authority, RB, Power Supply System, Series A, 4.00%, 1/01/38	570	607,056
Oklahoma Water Resources Board, RB, Clean Water Program, 4.00%, 4/01/40	1,475	1,608,989

		3,467,264

Municipal Bonds	Par (000)	Value
Oregon — 2.1%
County of Lane Oregon School District No. 19 Springfield, GO, CAB, Series B, 0.00%, 6/15/40 (e)	$1,500	$631,845
Oregon Health & Science University, RB, Series A, 5.75%, 7/01/19 (a)	1,250	1,440,863
Oregon Health & Science University, Refunding RB, Series B, 4.00%, 7/01/46	925	999,638
State of Oregon State Facilities Authority, Refunding RB, Series A, 5.00%, 4/01/45	2,485	2,865,155

		5,937,501
Pennsylvania — 3.8%
County of Allegheny Pennsylvania IDA, Refunding RB, U.S. Steel Corp. Project, 6.55%, 12/01/27	2,535	2,350,477
Delaware River Port Authority, RB:
4.50%, 1/01/32	3,000	3,411,930
Series D (AGM), 5.00%, 1/01/40	3,640	4,100,424
Mckeesport Area School District, GO, CAB, Refunding (NPFGC), 0.00%, 10/01/31 (e)(f)	500	357,345
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	810	850,370

		11,070,546
Rhode Island — 4.3%
Rhode Island Health & Educational Building Corp., RB, Hospital Financing, LifeSpan Obligation, Series A (AGC), 7.00%, 5/15/39	3,000	3,468,810
Rhode Island Infrastructure Bank, RB, Green Bonds, Series A, 3.00%, 10/01/32	120	123,606
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A:
4.00%, 10/01/36	1,320	1,421,944
5.00%, 10/01/40	1,845	2,161,325
State of Rhode Island, COP, School for the Deaf Project, Series C (AGC), 5.38%, 4/01/28	1,330	1,470,355
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	1,000	1,097,110
Series B, 4.50%, 6/01/45	2,725	2,825,770

		12,568,920
Tennessee — 3.5%
Chattanooga Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/40	2,945	3,342,870
County of Chattanooga-Hamilton Tennessee Hospital Authority, Refunding RB, 5.00%, 10/01/44	875	982,896
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project, Series A:
5.25%, 11/01/27	1,135	1,284,945
5.38%, 11/01/28	1,000	1,141,170
Johnson City Health & Educational Facilities Board, RB, Mountain States Health, Series A, 5.00%, 8/15/42	1,200	1,319,328
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Series A:
RB, Vanderbilt University Medical Center, 5.00%, 7/01/40	1,075	1,250,967
Refunding RB, Lipscomb University Project, 5.00%, 10/01/45	610	692,740

		10,014,916

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	19

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds	Par (000)	Value
Texas — 8.0%
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B (a):
7.13%, 12/01/18	$1,000	$1,161,920
7.25%, 12/01/18	2,650	3,087,542
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (e)	5,000	1,856,950
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	2,200	2,501,752
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/38 (e)	16,780	6,686,830
Leander ISD, GO, Refunding, Go, Refunding, CAB, Series D, 0.00%, 8/15/35 (e)	6,000	2,961,120
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	1,140	1,359,974
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien, LBJ Infrastructure Group LLC, 7.00%, 6/30/40	3,000	3,595,740

		23,211,828
U.S. Virgin Islands — 0.6%
Virgin Islands Public Finance Authority, Refunding RB, Virgin Islands Gross Receipts, Series C, 4.50%, 10/01/44	1,665	1,710,788
Utah — 0.2%
Utah State Charter School Finance Authority, Refunding RB, Mountainville Academy, 4.00%, 4/15/42	600	621,102
Vermont — 2.7%
University of Vermont & State Agricultural College, Refunding RB, 4.00%, 10/01/37	4,245	4,614,782
Vermont Educational & Health Buildings Financing Agency, Refunding RB, Fletcher Allen Health Hospital, Series B (AGM), 5.00%, 6/01/18 (a)	1,820	1,979,468
Vermont Student Assistance Corp., RB, AMT, Series A, 4.25%, 6/15/32	1,050	1,109,819

		7,704,069
Virginia — 0.7%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,755	2,077,446
Washington — 0.8%
Washington Health Care Facilities Authority, RB, MultiCare Health System, Series B (AGC), 6.00%, 8/15/19 (a)	2,100	2,448,915
West Virginia — 0.8%
County of Berkeley Public Service Sewer District, Refunding RB:
5.00%, 6/01/36	615	713,818
3.25%, 6/01/41	615	595,093
3.38%, 6/01/46	920	906,071

		2,214,982
Wisconsin — 0.9%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (c)	955	1,001,690

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
WPPI Energy Power Supply Systems, Refunding RB, Series A, 5.00%, 7/01/37	$1,330	$1,548,692

		2,550,382
Total Municipal Bonds — 133.7%		386,421,215

Municipal Bonds Transferred to Tender Option Bond Trusts (j)
California — 1.8%
State of California, GO, Go, Various Purpose (NPFGC), 5.00%, 6/01/37	5,000	5,240,050
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-7 (AGM), 5.00%, 5/01/18 (a)	5,250	5,695,883
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, Refunding RB, Trinity Health Credit Group, 5.00%, 12/01/45	3,902	4,580,195
Minnesota — 2.0%
State of Minnesota, RB, Series A, 5.00%, 6/01/38	5,000	5,885,447
New Jersey — 1.1%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36 (k)	2,861	3,079,757
New York — 9.1%
City of New York New York, GO, Fiscal 2015, Series B, 4.00%, 8/01/32	1,600	1,786,832
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	690	762,090
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System:
2nd General Resolution, Fiscal 2013, Series CC, 5.00%, 6/15/47	4,000	4,709,351
2nd General Resolution, Series FF-2, 5.50%, 6/15/40	810	918,129
Series A, 4.75%, 6/15/30	4,000	4,178,400
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (k)	1,750	2,057,339
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	4,500	5,345,709
State of New York Dormitory Authority, RB, New York University, Series A, 5.00%, 7/01/18 (a)	3,359	3,664,500
State of New York Thruway Authority, Refunding RB, Transportation, Personal Income Tax, Series A, 5.00%, 3/15/31	2,360	2,778,192

		26,200,542
Ohio — 1.6%
County of Montgomery Ohio, RB, Catholic Health, Series C-1 (AGM), 5.00%, 4/28/18 (a)	1,740	1,886,108
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,600	2,792,218

		4,678,326

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Municipal Bonds Transferred to Tender Option Bond Trusts (j)	Par (000)	Value
Texas — 0.9%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	$2,380	$2,766,917
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.1%		58,127,117
Total Long-Term Investments (Cost — $395,093,360) — 153.8%		444,548,332

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, MuniCash, 0.19% (l)(m)	1,080,099	$1,080,099
Total Short-Term Securities (Cost — $1,080,099) — 0.4%		1,080,099
Total Investments (Cost — $396,173,459) — 154.2%		445,628,431
Other Assets Less Liabilities — 0.2%		577,201
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (10.8)%		(31,303,092)
VMTP Shares, at Liquidation Value — (43.6)%		(125,900,000)

Net Assets Applicable to Common Shares — 100.0%		$289,002,540

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Zero-coupon bond.

(f)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Non-income producing security.

(i)	Variable rate security. Rate as of period end.

(j)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(k)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between February 15, 2019 to June 15, 2019, is $3,148,884. See Note 4 of the Notes to Financial Statements for details.

(l)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	1,080,099	1,080,099	$1,293
FFI Institutional Tax-Exempt Fund	4,608,232	(4,608,232)	—	854
Total			1,080,099	$2,147

(m)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(11)	5-Year U.S. Treasury Note	June 2016	$1,330,055	$4,799
(58)	10-Year U.S. Treasury Note	June 2016	$7,543,625	31,135
(39)	Long U.S. Treasury Bond	June 2016	$6,369,187	92,171
(8)	Ultra U.S. Treasury Bond	June 2016	$1,370,750	23,121
Total				$151,226

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	21

Schedule of Investments (concluded)	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$151,226	—	$151,226

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,008,666)	—	$(1,008,666)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$545,661	—	$545,661

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$19,626,451

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$444,548,332	—	$444,548,332
Short-Term Securities	$1,080,099	—	—	1,080,099

Total	$1,080,099	$444,548,332	—	$445,628,431

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$151,226	—	—	$151,226
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$259,050	—	—	$259,050
Liabilities:
Bank overdraft	—	$(144,579)	—	(144,579)
TOB Trust Certificates	—	(31,286,067)	—	(31,286,067)
VMTP Shares	—	(125,900,000)	—	(125,900,000)

Total	$259,050	$(157,330,646)	—	$(157,071,596)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock Long-Term Municipal Advantage Trust (BTA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.0%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$515	$518,090
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 6.00%, 10/01/42	1,655	1,941,547
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	720	917,669

		3,377,306
Arizona — 1.8%
City of Phoenix Arizona IDA, RB, Series A:
Great Hearts Academies Project, 5.00%, 7/01/44	1,000	1,084,300
Facility, Eagle College Preparatory Project, 5.00%, 7/01/33	870	904,087
City of Phoenix Arizona IDA, Refunding RB, Basis Schools, Inc. Projects, Series A (a):
5.00%, 7/01/35	125	132,540
5.00%, 7/01/46	135	140,400
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	725	903,930

		3,165,257
California — 13.8%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	385	439,747
Sutter Health, Series B, 6.00%, 8/15/42	1,040	1,249,290
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/39	680	777,396
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	70	79,396
5.25%, 8/15/49	175	197,720
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)	2,060	2,239,406
California Statewide Communities Development Authority, Refunding RB, CHF-Irvine, LLC, 5.00%, 5/15/40	1,210	1,418,519
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	2,045	2,323,509
5.25%, 5/15/39	270	302,635
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/39	3,225	3,640,283
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	165	206,295
County of California Tobacco Securitization Agency, RB, Asset-Backed, Los Angeles County Securitization Corp.:
5.60%, 6/01/36	2,000	2,025,600
5.70%, 6/01/46	1,000	1,012,810
San Marcos Unified School District, GO, CAB, SAN, Election of 2010, Series B, 0.00%, 8/01/38 (c)	3,725	1,594,188
State of California, GO, Various Purposes, 6.50%, 4/01/33	2,000	2,330,500
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	355	423,426
Sub-Series I-1, 6.38%, 11/01/34	400	478,392

Municipal Bonds	Par (000)	Value
California (continued)
Tobacco Securitization Authority of Southern California, Refunding RB:
Senior Series A1, 5.00%, 6/01/37	$2,125	$2,124,809
Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 6/01/46	1,005	1,001,432

		23,865,353
Colorado — 4.2%
Colorado Health Facilities Authority, Refunding RB, Series A:
6.13%, 12/01/45 (a)	160	166,037
6.25%, 12/01/50 (a)	520	538,538
Sisters of Charity of Leavenworth Health System, 5.00%, 1/01/40	3,940	4,366,702
North Range Metropolitan District No. 2, GO, Limited Tax, 5.50%, 12/15/37	1,200	1,214,244
Table Mountain Metropolitan District, GO, Series A, 5.25%, 12/01/45	1,000	1,010,280

		7,295,801
Connecticut — 0.5%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, Series C, 6.25%, 2/01/30 (a)	860	876,048
Delaware — 2.2%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	750	820,185
Delaware Transportation Authority, RB, 5.00%, 6/01/55	580	662,737
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,240	2,352,515

		3,835,437
District of Columbia — 1.9%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	260	302,692
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	750	854,093
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.25%, 5/15/24	900	902,322
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	170	188,977
5.25%, 10/01/44	1,000	1,115,930

		3,364,014
Florida — 4.7%
City of Tampa Florida, RB, Baycare Health System, Series A, 4.00%, 11/15/46	845	895,337
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	645	731,972
County of Miami-Dade Florida Water & Sewer System Revenue, RB, Water & Sewer System, 5.00%, 10/01/34	1,950	2,230,819
Lakewood Ranch Stewardship District, Special Assessment Bonds, Village of Lakewood Ranch Sector Projects:
4.00%, 5/01/21	100	101,955
4.25%, 5/01/26	100	101,467
5.00%, 5/01/36	215	220,620
5.13%, 5/01/46	430	443,416

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	23

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Florida (continued)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (d)	$1,080	$1,415,027
Tolomato Community Development District, Refunding, Special Assessment Bonds:
Convertible CAB, Series A2, 0.00%, 5/01/39 (e)	95	76,170
Convertible CAB, Series A3, 0.00%, 5/01/40 (e)	225	134,847
Convertible CAB, Series A4, 0.00%, 5/01/40 (e)	120	53,274
Series 2, 0.00%, 5/01/40 (e)	310	162,183
Series A1, 6.65%, 5/01/40	355	359,065
Tolomato Community Development District:
Series 1, 0.00%, 5/01/40 (e)	505	312,277
Series 1, 6.65%, 5/01/40 (f)(g)	15	15,321
Series 3, 6.61%, 5/01/40 (f)(g)	340	3
Series 3, 6.65%, 5/01/40 (f)(g)	275	3
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	830	925,790

		8,179,546
Georgia — 0.6%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	240	289,759
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	715	810,095

		1,099,854
Guam — 0.8%
Guam Government Waterworks Authority, RB, Water & Wastewater System, 5.50%, 7/01/43	1,065	1,239,351
Territory of Guam, GO, Series A, 6.00%, 11/15/19	165	182,724

		1,422,075
Idaho — 0.1%
Boise State University, Refunding RB, Series A, 3.13%, 4/01/39	220	218,009
Illinois — 11.1%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A, 5.75%, 1/01/39	2,500	2,914,900
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	1,090	1,080,724
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	360	393,246
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,625	1,766,700
City of Springfield Illinois Electric Revenue, Refunding RB, 5.00%, 3/01/40	2,200	2,526,414
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	350	397,786
Illinois Finance Authority, RB, Advocate Health Care Network:
5.38%, 4/01/19 (d)	870	983,109
5.38%, 4/01/44	975	1,066,192
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	550	627,693
Illinois State Toll Highway Authority, RB:
Series A, 5.00%, 1/01/38	815	927,120
Series B, 5.00%, 1/01/40	770	901,246

Municipal Bonds	Par (000)	Value
Illinois (continued)
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Refunding Bonds, Series B-2, 5.25%, 6/15/50	$1,000	$1,059,180
Series B (AGM), 5.00%, 6/15/50	1,790	1,914,315
Series B-2, 5.00%, 6/15/50	625	654,837
State of Illinois, GO, 5.00%, 2/01/39	745	786,072
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	215	238,510
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	390	439,062
5.00%, 4/01/44	475	531,582

		19,208,688
Indiana — 5.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	365	447,497
7.00%, 1/01/44	885	1,091,780
City of Vincennes Indiana, Refunding RB, Southwest Indiana Regional Youth Village Project, 6.25%, 1/01/29 (a)	1,185	1,185,984
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,285	1,517,032
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	160	173,725
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	520	562,219
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	2,190	2,396,232
Sisters of St. Francis Health Services, 5.25%, 11/01/39	290	324,577
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	600	680,736
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (d)	350	397,418
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	445	518,705

		9,295,905
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.50%, 12/01/22	830	863,823
5.25%, 12/01/25	660	710,384
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	660	701,606
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,765	1,764,806

		4,040,619
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	440	498,023
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	565	454,249

		952,272

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Louisiana — 3.6%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project:
6.75%, 11/01/32	$2,000	$2,167,000
Series A-1, 6.50%, 11/01/35	1,135	1,365,416
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	350	393,246
5.25%, 5/15/31	300	337,128
5.25%, 5/15/32	380	432,611
5.25%, 5/15/33	415	465,165
5.25%, 5/15/35	945	1,064,524

		6,225,090
Maine — 0.6%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	970	1,102,667
Maryland — 1.0%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	970	1,061,616
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	621,851

		1,683,467
Massachusetts — 5.0%
Massachusetts Development Finance Agency, RB:
Boston Medical Center, Series D, 5.00%, 7/01/44	3,000	3,382,950
North Hill Communities Issue, Series A, 6.50%, 11/15/43 (a)	1,000	1,089,150
Seven Hills Foundation and Affiliates, 5.00%, 9/01/45	2,000	2,137,420
Massachusetts Development Finance Agency, Refunding RB, Emerson College, 5.00%, 1/01/41	1,865	2,118,901

		8,728,421
Michigan — 1.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,970	2,192,137
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	410	448,138

		2,640,275
Minnesota — 0.1%
City of Brooklyn Park Minnesota, RB, Athlos Leadership Academy Project, 5.75%, 7/01/46	180	183,892
Missouri — 0.1%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	85	96,670
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	115	128,574

		225,244
Nebraska — 0.5%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	285	320,180
Public Power Generation Agency, Refunding RB, 5.00%, 1/01/37 (b)	520	611,515

		931,695

Municipal Bonds	Par (000)	Value
New Jersey — 7.6%
Casino Reinvestment Development Authority, Refunding RB:
5.00%, 11/01/22	$2,035	$2,204,251
5.25%, 11/01/39	475	492,133
5.25%, 11/01/44	1,160	1,195,287
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (a)	505	515,206
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.13%, 9/15/23	1,410	1,571,995
New Jersey EDA, Refunding RB:
5.00%, 6/15/19	300	325,083
Cigarette Tax, 5.00%, 6/15/23	1,250	1,391,512
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	785	919,730
New Jersey State Turnpike Authority, RB, Series E, 5.00%, 1/01/45	1,215	1,403,313
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,625	1,723,995
Transportation System, Series B, 5.25%, 6/15/36	845	909,719
Tobacco Settlement Financing Corp., Refunding RB, Series 1A, 5.00%, 6/01/41	500	472,470

		13,124,694
New York — 30.0%
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 7.63%, 8/01/25 (h)	4,000	4,110,040
City of New York New York Water & Sewer System, Refunding RB, 2nd General Resolution, Series HH, 5.00%, 6/15/31	2,830	3,332,806
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (a)	900	948,159
County of Dutchess New York IDA, Refunding RB, Bard College Civic Facility, Series A-1, 5.00%, 8/01/46	1,500	1,432,410
County of Nassau Tobacco Settlement Corp., Refunding RB, Asset-Backed, Series A-3, 5.13%, 6/01/46	550	521,967
Erie Tobacco Asset Securitization Corp., Refunding RB, Asset-Backed, Series A, 5.00%, 6/01/45	910	905,814
Hudson Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	6,510	7,654,002
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,125	1,363,770
5.25%, 11/15/39	400	483,920
Metropolitan Transportation Authority, Refunding RB, Transportation Revenue Green Bonds, Series A-1, 5.25%, 11/15/56	1,430	1,719,604
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	6,140	7,294,136
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	420	472,634
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (a)	2,355	2,550,559
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (a)	160	175,630
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (a)	395	435,176

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	25

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB (continued):
4 World Trade Center Project, 5.75%, 11/15/51	$2,220	$2,649,681
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/42	730	856,779
State of New York Dormitory Authority, RB:
Series A, 5.25%, 7/01/18 (d)	1,000	1,097,680
Series B, 5.75%, 3/15/36	11,250	12,827,475
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,100	1,100,011

		51,932,253
North Carolina — 0.5%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	480	534,177
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	260	297,812

		831,989
Ohio — 5.2%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Series A-2:
Senior Turbo Term, 5.88%, 6/01/47	1,260	1,219,088
5.75%, 6/01/34	2,295	2,188,512
County of Allen Ohio, Refunding RB, Series A, 4.00%, 11/01/44	1,170	1,222,358
County of Allen Ohio Hospital Facilities, Refunding RB, Catholic Healthcare Partners, Series A, 5.25%, 6/01/38	2,650	2,974,280
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,220	1,338,108

		8,942,346
Pennsylvania — 1.3%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	300	329,163
Pennsylvania Economic Development Financing Authority, RB, Pennsylvania Bridge Finco LP, AMT, 5.00%, 12/31/38	465	524,227
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	720	755,885
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	520	597,792

		2,207,067
Puerto Rico — 0.9%
Children’s Trust Fund, Refunding RB, Asset-Backed:
5.50%, 5/15/39	40	40,000
5.63%, 5/15/43	1,475	1,473,319

		1,513,319
Rhode Island — 2.2%
Tobacco Settlement Financing Corp., Refunding RB:
Series A, 5.00%, 6/01/40	420	460,786
Series B, 4.50%, 6/01/45	1,875	1,944,338
Series B, 5.00%, 6/01/50	1,360	1,442,511

		3,847,635

Municipal Bonds	Par (000)	Value
South Carolina — 3.4%
State of South Carolina Ports Authority, RB, AMT:
5.00%, 7/01/45	$750	$852,712
5.25%, 7/01/55	940	1,065,452
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,830	2,149,189
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	1,560	1,829,272

		5,896,625
Texas — 6.6%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (f)(g)	1,500	33,750
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	730	871,664
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	525	606,433
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	250	273,657
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/43	210	250,026
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co., Project, Series A, 6.30%, 11/01/29	700	796,012
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (c)	5,200	2,184,260
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB:
Buckingham Senior Living Community, Inc. Project, 5.50%, 11/15/45	180	190,118
Scott & White Healthcare, 6.00%, 8/15/20 (d)	105	126,879
Scott & White Healthcare, 6.00%, 8/15/20 (d)	1,285	1,554,567
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A (AGM) (NPFGC), 0.00%, 11/15/34 (c)	3,000	1,444,170
Mission Economic Development Corp., RB, AMT, Senior Lien, Series B, 5.75%, 10/01/31 (a)	875	909,974
Newark Higher Education Finance Corp., RB, Series A (a):
5.50%, 8/15/35	135	139,552
5.75%, 8/15/45	275	282,543
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50 (b)	1,055	1,154,571
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	500	599,290

		11,417,466
Utah — 1.4%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,815	1,984,666
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	350	350,354

		2,335,020
Virginia — 2.6%
Tobacco Settlement Financing Corp., Refunding RB, Senior Series B-1, 5.00%, 6/01/47	1,025	895,542
Virginia College Building Authority, RB, Marymount University Project, Series B, 5.00%, 7/01/45 (a)	240	248,011

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Municipal Bonds	Par (000)	Value
Virginia (continued)
Virginia HDA, RB, Rental Housing, Series F, 5.00%, 4/01/45	$1,000	$1,048,940
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	1,875	2,219,494

		4,411,987
Washington — 1.6%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	350	399,511
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,020	1,216,299
Washington State Housing Finance Commission, RB, Series A:
Heron’s Key, 7.00%, 7/01/45 (a)	100	105,022
5.63%, 1/01/38	1,000	1,009,670

		2,730,502
Wisconsin — 2.0%
Public Finance Authority, RB, Series A:
4.75%, 12/01/35	365	380,407
5.00%, 12/01/45	885	929,675
5.15%, 12/01/50	555	583,088
Public Finance Authority, Refunding RB, Celanese Project:
AMT, Series C, 4.30%, 11/01/30	200	206,240
Series D, 4.05%, 11/01/30	200	205,472
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, 4.00%, 12/01/46 (b)	1,060	1,111,823

		3,416,705
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	100	108,474
Total Municipal Bonds — 129.8%		224,633,017

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
California — 1.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/19 (d)	1,090	1,240,924
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	840	927,881
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	629,150

		2,797,955
Colorado — 0.5%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (j)	740	832,219
Illinois — 1.6%
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	2,340	2,784,600
Massachusetts — 4.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	7,112	8,352,885

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New Hampshire — 0.4%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	$660	$745,131
New York — 1.2%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	495	561,079
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	1,215	1,464,148

		2,025,227
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	1,180	1,392,589
Ohio — 3.0%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	4,634	5,197,161
Texas — 9.5%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	11,000	12,788,270
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,122	2,361,461
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,170	1,360,066

		16,509,797
Virginia — 1.9%
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,949	3,308,557
Wisconsin — 1.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (j)	1,989	2,158,272
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.6%		46,104,393
Total Long-Term Investments (Cost — $248,848,295) — 156.4%		270,737,410

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (k)(l)	3,382,067	3,382,067
Total Short-Term Securities (Cost — $3,382,067) — 2.0%		3,382,067
Total Investments (Cost — $252,230,362) — 158.4%		274,119,477
Other Assets Less Liabilities — 0.5%		911,246
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.0)%		(25,980,879)
VRDP Shares, at Redemption Value — (43.9)%		(76,000,000)

Net Assets Applicable to Common Shares — 100.0%		$173,049,844

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	27

Schedule of Investments (continued)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	When-issued security.

(c)	Zero-coupon bond.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Variable rate security. Rate as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $4,124,557. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	3,382,067	3,382,067	$1,202
FFI Institutional Tax-Exempt Fund	364,342	(364,342)	—	415
Total			3,382,067	$1,617

(l)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(11)	5-Year U.S. Treasury Note	June 2016	$1,330,055	$4,382
(38)	10-Year U.S. Treasury Note	June 2016	$4,942,375	39,110
(15)	Long U.S. Treasury Bond	June 2016	$2,449,687	32,396
(5)	Ultra U.S. Treasury Bond	June 2016	$856,719	18,146
Total				$94,034

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$94,034	—	$94,034

[1]    Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(307,700)	—	$(307,700)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$221,245	—	$221,245

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock Long-Term Municipal Advantage Trust (BTA)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$6,093,875

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$270,737,410	—	$270,737,410
Short-Term Securities	$3,382,067	—	—	3,382,067

Total	$3,382,067	$270,737,410	—	$274,119,477

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$94,034	—	—	$94,034
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$133,600	—	—	$133,600
Liabilities:
Bank overdraft	—	$(94,179)	—	(94,179)
TOB Trust Certificates	—	(25,969,831)	—	(25,969,831)
VRDP Shares	—	(76,000,000)	—	(76,000,000)

Total	$133,600	$(102,064,010)	—	$(101,930,410)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	29

Schedule of Investments April 30, 2016	BlackRock Municipal 2020 Term Trust (BKK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.3%
Alabama 21st Century Authority Tobacco Settlement, Refunding RB, Series A, 5.00%, 6/01/20	$1,000	$1,142,600
Alaska — 2.0%
City of Valdez Alaska, Refunding RB, BP Pipelines Project:
Series B, 5.00%, 1/01/21	3,200	3,656,832
Series C, 5.00%, 1/01/21	2,500	2,856,900

		6,513,732
Arizona — 3.4%
City of Phoenix Arizona IDA, RB, Series A, 4.75%, 7/01/19 (a)	570	597,480
Phoenix Civic Improvement Corp., Refunding RB, Junior Lien, Series A:
5.00%, 7/01/20	1,300	1,505,894
5.00%, 7/01/21	5,585	6,333,334
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/18	1,500	1,632,930
5.25%, 12/01/20	1,000	1,149,480

		11,219,118
California — 10.3%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00%, 8/15/22	815	966,142
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.00%, 8/15/22	5,000	5,071,500
County of Riverside California Asset Leasing Corp., RB, Riverside County Hospital Project (NPFGC), 0.00%, 6/01/25 (b)	6,865	5,427,675
Golden Empire Schools Financing Authority, Refunding RB, Kern High School District Projects, 0.91%, 5/01/17 (c)	4,000	3,998,560
Los Angeles Regional Airports Improvement Corp. Facilities Lease, Refunding RB, LAXFuel Corp., Los Angeles International Airport, AMT:
5.00%, 1/01/19	540	597,262
5.00%, 1/01/20	550	626,983
Los Angeles Unified School District California, GO, Series I, 5.00%, 7/01/20	3,750	4,250,587
State of California, GO, Refunding, Various Purpose, 5.25%, 10/01/22	1,000	1,243,480
State of California Department of Water Resources, Refunding RB, Series L, 5.00%, 5/01/20	10,000	11,620,900

		33,803,089
Colorado — 1.7%
Colorado Educational & Cultural Facilities Authority, Refunding RB, Peak to Peak Charter School Project:
4.00%, 8/15/19	125	135,175
4.00%, 8/15/20	150	164,751
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project:
4.00%, 12/01/19	555	594,943
4.00%, 12/01/20	580	629,457
E-470 Public Highway Authority Colorado, RB, CAB, Senior Series B (NPFGC), 0.00%, 9/01/22 (b)	4,500	3,950,955

		5,475,281
Florida — 3.6%
City of Jacksonville Florida, RB, Better Jacksonville, 5.00%, 10/01/18 (d)	5,160	5,681,418
County of Broward Florida School Board, COP, Series A (AGM), 5.25%, 7/01/18 (d)	1,250	1,371,525

Municipal Bonds	Par (000)	Value
Florida (continued)
County of Miami-Dade Florida, Refunding RB, Series A, AMT, 5.00%, 10/01/20	$1,375	$1,596,458
County of Miami-Dade Florida Expressway Authority, Refunding RB, Toll System, Series A, 5.00%, 7/01/20	500	578,855
Pine Island Community Development District, RB, 5.30%, 11/01/10 (e)(f)	250	140,200
Stevens Plantation Community Development District, Special Assessment Bonds, Series B, 6.38%, 5/01/13 (e)(f)	3,530	2,470,329

		11,838,785
Georgia — 2.4%
Gainesville & Hall County Development Authority, Refunding RB, ACTS Retirement — Life Communities, Inc. Obligated Group, 5.00%, 11/15/22	6,915	7,865,259
Guam — 0.5%
Guam Government Waterworks Authority, RB, 5.25%, 7/01/20	250	286,573
Guam Power Authority, Refunding RB, Series A (AGM), 5.00%, 10/01/20	1,190	1,382,494

		1,669,067
Hawaii — 0.9%
State of Hawaii Department of Budget & Finance, Refunding RB, Special Purpose Senior Living, Kahala Nui:
5.00%, 11/15/19	1,275	1,397,337
5.00%, 11/15/20	1,440	1,608,163

		3,005,500
Illinois — 9.9%
Chicago Transit Authority, Refunding RB, 5.00%, 6/01/20	1,000	1,127,050
City of Chicago Illinois Motor Fuel Tax, Refunding RB, 5.00%, 1/01/20	1,000	1,066,860
Lake Cook-Dane & McHenry Counties Community Unit School District 220 Illinois, GO, Refunding, (AGM), 5.25%, 12/01/20	1,000	1,183,640
Metropolitan Pier & Exposition Authority Illinois, Refunding RB, CAB, McCormick, Series A (NPFGC), 0.00%, 6/15/22 (b)	13,455	11,112,350
Railsplitter Tobacco Settlement Authority, RB, 5.25%, 6/01/20	10,000	11,501,000
State of Illinois, GO, 5.00%, 7/01/20	4,055	4,494,887
State of Illinois, RB, Series B:
5.00%, 6/15/19 (d)	515	579,833
5.00%, 6/15/20	1,485	1,661,477

		32,727,097
Indiana — 4.5%
Indiana Finance Authority, RB, Ohio River Bridges East End Crossing Project, Series B, AMT, 5.00%, 1/01/19	2,465	2,528,745
Indiana Municipal Power Agency, Refunding RB, Series A, 5.00%, 1/01/21	600	704,778
Indianapolis Airport Authority, Refunding RB, Special Facilities, FedEx Corp. Project, AMT, 5.10%, 1/15/17	10,000	10,303,100
Northern Indiana Commuter Transportation District, RB:
5.00%, 1/01/20	370	420,357
5.00%, 7/01/20	620	714,494

		14,671,474

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.00%, 12/01/19	$5,320	$5,496,039
Kansas — 2.2%
County of Wyandotte Kansas, Kansas City Unified Government, RB, Kansas International Speedway (NPFGC), 0.00%, 12/01/20 (b)	5,340	4,466,002
Kansas Development Finance Authority, Refunding RB, Adventist Health, 5.25%, 11/15/20	2,500	2,880,200

		7,346,202
Kentucky — 2.2%
County of Louisville & Jefferson Kentucky, Refunding RB, Catholic Health Initiatives, Series A:
3.50%, 12/01/20	2,115	2,297,630
5.00%, 12/01/20	1,430	1,670,269
Kentucky Housing Corp., RB, S/F Housing, Series C, AMT, 4.63%, 7/01/22	2,000	2,008,340
Kentucky Public Transportation Infrastructure Authority, RB, CAB, 1st Tier Downtown Crossing Project (b):
0.00%, 7/01/19	255	233,544
0.00%, 7/01/20	1,000	886,810

		7,096,593
Louisiana — 0.1%
City of New Orleans Louisiana, Refunding RB, 5.00%, 12/01/20	400	461,528
Maryland — 1.8%
City of Baltimore Maryland, Refunding, Tax Allocation Bonds:
5.00%, 6/15/19	250	276,515
5.00%, 6/15/20	275	310,530
County of Anne Arundel Consolidated, Special Taxing District, Refunding, Special Tax Bonds, The Villages of Dorchester and Farmington Village Project:
4.00%, 7/01/19	285	308,834
5.00%, 7/01/20	500	571,270
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	1,250	1,368,600
Maryland EDC, Refunding RB, University of Maryland, College Park Projects (AGM), 4.00%, 6/01/20	640	707,552
Maryland Health & Higher Educational Facilities Authority, Refunding RB:
Charlestown Community, 5.50%, 1/01/21	1,335	1,569,119
University of Maryland, Medical System, 5.00%, 7/01/19	670	748,779

		5,861,199
Massachusetts — 0.3%
Massachusetts Educational Financing Authority, RB, Education Loan, Issue I, AMT, 5.00%, 1/01/20	1,000	1,110,560
Michigan — 4.4%
City of Royal Oak Michigan Hospital Finance Authority, Refunding RB, Series D, 2.25%, 9/01/20	1,500	1,557,105
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.00%, 5/15/20	1,335	1,432,842
Lansing Board of Water & Light Utilities, RB, Series A, 3.50%, 7/01/20	1,000	1,094,170

Municipal Bonds	Par (000)	Value
Michigan (continued)
Michigan Finance Authority, Refunding RB, AMT:
5.00%, 11/01/19	$1,940	$2,140,208
5.00%, 11/01/20	1,800	2,017,494
Saginaw Valley State University, Refunding RB, Series A, 5.00%, 7/01/20	1,000	1,149,770
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series 1-A, 5.00%, 10/15/20	325	377,468
Series 2-A, 4.00%, 10/15/20	1,205	1,347,431
State of Michigan Trunk Line, Refunding RB:
5.00%, 11/01/20	1,000	1,139,180
5.00%, 11/01/21	2,000	2,279,980

		14,535,648
Mississippi — 0.4%
Mississippi Development Bank, Refunding RB, (AGM), 5.00%, 3/01/20	1,035	1,167,977
Missouri — 1.3%
City of Kansas City Missouri Airport, Refunding RB, Series A, AMT, 5.00%, 9/01/20	3,000	3,464,430
Saint Louis County IDA, Refunding RB, Nazareth Living Centre, Series B, 3.85%, 8/15/20	400	400,916
State of Missouri Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/20	500	579,940

		4,445,286
Multi-State — 1.7%
Centerline Equity Issuer Trust (a)(g):
Series A-4-2, 6.00%, 5/15/19	2,500	2,796,450
Series B-3-2, 6.30%, 5/15/19	2,500	2,815,925

		5,612,375
Nebraska — 1.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.00%, 9/01/20	3,500	3,954,755
Nevada — 2.5%
County of Clark Nevada, Refunding ARB, Las Vegas McCarran International Airport, Series B:
5.00%, 7/01/19	500	561,955
5.00%, 7/01/20	1,000	1,155,280
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/20	5,000	5,117,300
County of Clark Nevada, Refunding, Special Assessment Bonds, Special Improvement District No. 142, 5.00%, 8/01/20	1,325	1,428,416

		8,262,951
New Jersey — 6.4%
Garden State Preservation Trust, Refunding RB, Series C (AGM), 5.25%, 11/01/20	1,500	1,744,380
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,300	1,377,701
Private Activity Bond, The Goethals Bridge Replacement Project, 5.00%, 7/01/20	250	283,303
New Jersey EDA, Refunding RB:
(AGC), 5.25%, 12/15/20	3,150	3,576,069
Cigarette Tax, 5.00%, 6/15/20	2,500	2,747,975
School Facilities, Series GG, 5.00%, 9/01/22	2,000	2,177,580
New Jersey Educational Facilities Authority, Refunding RB:
Seton Hall University, Series D, 5.00%, 7/01/19	1,060	1,179,727

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	31

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
New Jersey (continued)
New Jersey Educational Facilities Authority, Refunding RB (continued):
Seton Hall University, Series D, 5.00%, 7/01/20	$650	$742,794
University of Medicine & Dentistry, Series B, 6.25%, 12/01/18 (h)	2,500	2,838,475
New Jersey Health Care Facilities Financing Authority, Refunding RB, AtlantiCare Regional Medical Center, 5.00%, 7/01/17 (d)	2,110	2,216,998
New Jersey Transportation Trust Fund Authority, RB, 5.00%, 6/15/20	2,000	2,186,960

		21,071,962
New York — 5.1%
Build NYC Resource Corp., Refunding RB, AMT, 3.75%, 1/01/20 (a)	815	850,135
Chautauqua Tobacco Asset Securitization Corp., Refunding RB:
5.00%, 6/01/19	400	442,084
5.00%, 6/01/20	450	506,835
City of New York New York IDA, ARB, American Airlines, Inc., JFK International Airport Project, AMT (c):
7.63%, 8/01/25	3,885	3,991,876
7.75%, 8/01/31	5,000	5,139,150
New York State Energy Research & Development Authority, Refunding RB, 2.00%, 2/01/29 (c)	3,000	3,060,060
New York State Thruway Authority, Refunding RB, General, Series I, 5.00%, 1/01/20	875	999,854
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	1,525	1,734,306

		16,724,300
North Carolina — 2.2%
North Carolina Eastern Municipal Power Agency, Refunding RB, Series B, 5.00%, 1/01/19 (d)	1,400	1,555,526
North Carolina Municipal Power Agency No. 1, Refunding RB, Series B, 5.00%, 1/01/20	5,000	5,711,500

		7,267,026
Ohio — 2.6%
Ohio State Water Development Authority, Refunding RB, Series B, 4.00%, 12/01/33 (c)	5,300	5,544,913
State of Ohio, RB, Portsmouth Bypass Project, AMT:
5.00%, 6/30/19	945	1,047,608
5.00%, 12/31/19	830	931,426
5.00%, 6/30/20	1,000	1,133,150

		8,657,097
Oklahoma — 0.4%
County of Tulsa Oklahoma Industrial Authority, RB, Broken Arrow Public School, 4.00%, 9/01/22	1,100	1,249,974
Pennsylvania — 8.7%
Chester County Health & Education Facilities Authority, Refunding RB, Simpson Senior Services:
4.00%, 12/01/19	840	870,097
4.00%, 12/01/20	870	895,369
County of Beaver Pennsylvania IDA, Refunding RB, First Energy Nuclear Energy Project, Series B, 3.50%, 12/01/35 (c)	3,405	3,531,121
Cumberland County Municipal Authority, Refunding RB, 4.00%, 1/01/20	1,000	1,070,450
Lancaster IDA, Refunding RB, Garden Spot Village Project, 5.00%, 5/01/19	1,300	1,391,988

Municipal Bonds	Par (000)	Value
Pennsylvania (continued)
Montgomery County IDA, Refunding RB, Series A, 5.00%, 1/15/20	$1,400	$1,546,132
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/20	3,830	4,358,042
Pennsylvania Economic Development Financing Authority, Refunding RB, Amtrak Project, Series A, AMT, 4.00%, 11/01/20	2,175	2,368,010
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services:
4.00%, 10/01/19	1,165	1,226,664
4.00%, 10/01/20	1,210	1,277,203
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A:
Drexel University, 5.00%, 5/01/20	1,575	1,803,942
Widener University, 5.00%, 7/15/20	600	681,210
Pennsylvania Housing Finance Agency, Refunding RB, S/F Mortgage, Series 115A, AMT:
2.30%, 10/01/19	460	471,063
2.55%, 4/01/20	850	878,441
2.65%, 10/01/20	865	899,289
Pennsylvania IDA, Refunding RB, Economic Development, 5.00%, 7/01/20	1,500	1,727,955
Pennsylvania Turnpike Commission, RB, Sub-Series A (AGC), 5.00%, 6/01/19 (d)	1,000	1,127,010
State Public School Building Authority, RB, Community College Allegheny County Project (AGM), 5.00%, 7/15/20	995	1,137,424
Swarthmore Borough Authority, Refunding RB, Swarthmore College Project, 5.00%, 9/15/20	350	410,788
Township of East Hempfield Pennsylvania IDA, RB, Student Services, Inc., Student Housing Project:
4.00%, 7/01/19	360	379,516
4.00%, 7/01/20	465	494,169

		28,545,883
Rhode Island — 1.3%
Rhode Island Student Loan Authority, RB, Student Loan Program, Senior Series A, AMT, 5.00%, 12/01/20	3,850	4,338,604
South Carolina — 0.7%
South Carolina State Ports Authority, RB, 5.00%, 7/01/20	2,000	2,298,660
Tennessee — 0.2%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Lipscomb Revenue Project, Series A:
4.00%, 10/01/19	240	261,070
5.00%, 10/01/20	325	371,091

		632,161
Texas — 15.2%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien:
5.75%, 1/01/19	800	892,960
5.75%, 1/01/20	1,140	1,304,320
Central Texas Turnpike System, RB, CAB (AMBAC) (b):
0.00%, 8/15/21 (h)	1,825	1,701,557
0.00%, 8/15/24 (h)	1,295	1,127,686
Series A, 0.00%, 8/15/21	6,165	5,629,570
Series A, 0.00%, 8/15/24	7,155	5,852,003
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 8/15/42 (c)	1,000	1,135,890
City of Dallas Texas, Refunding RB, Civic Center Convention Complex (AGC), 5.00%, 8/15/21	2,500	2,791,325

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Municipal 2020 Term Trust (BKK)

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Airport System, Refunding RB:
Subordinate Lien, Series B, 5.00%, 7/01/20	$250	$287,662
United Airlines, Inc. Terminal E Project, AMT, 4.50%, 7/01/20	5,000	5,399,900
Love Field Airport Modernization Corp., RB, Southwest Airlines Co., Love Field Modernization Program Project, 5.00%, 11/01/20	3,715	4,187,771
Lower Colorado River Authority, Refunding RB, LCRA Transmission Corp. Project, Series B, 5.00%, 5/15/20	5,000	5,763,700
New Hope Cultural Education Facilities Corp., RB:
4.00%, 4/01/20	180	192,739
4.00%, 4/01/20	585	626,400
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/19	345	363,882
Stephenville LLC Tarleton State University Project, Series A, 4.00%, 4/01/20	415	442,755
North Texas Tollway Authority, Refunding RB, Series C:
5.25%, 1/01/20	1,000	1,108,130
5.38%, 1/01/21	5,000	5,548,650
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/20	5,000	5,728,850

		50,085,750
Virginia — 1.5%
City of Norfolk Virginia Water Revenue, Refunding RB, 5.00%, 11/01/20	2,000	2,346,420
Roanoke EDA, Refunding RB, Carilion Clinic Obligation Group, 5.00%, 7/01/20	1,500	1,731,255
Virginia College Building Authority, Refunding RB, Marymount University Project, Series A (a):
5.00%, 7/01/19	425	456,386
5.00%, 7/01/20	335	364,644

		4,898,705
Washington — 2.5%
County of Snohomish Washington Everett School District No. 2, GO, Refunding, 5.00%, 12/01/20	2,625	3,080,359

Municipal Bonds	Par (000)	Value
Washington (continued)
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series B:
5.00%, 10/01/20	$250	$291,467
5.00%, 10/01/42 (c)	4,000	4,741,280

		8,113,106
Wisconsin — 0.9%
State of Wisconsin, Refunding RB, Series A, 5.25%, 5/01/20	1,000	1,133,920
Wisconsin Health & Educational Facilities Authority, Refunding RB:
Froedtert & Community Health, Inc., 5.00%, 4/01/20	1,515	1,697,012
ThedaCare, Inc., 5.00%, 12/15/20	250	291,575

		3,122,507
Total Municipal Bonds — 107.0%		352,287,850

Municipal Bonds Transferred to Tender Option Bond Trusts (i) — 1.6%
Illinois — 1.6%
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien (AGM), 5.00%, 11/01/20	5,000	5,394,750
Total Long-Term Investments (Cost — $333,743,367) — 108.6%		357,682,600

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (j)(k)	5,473,974	5,473,974
Total Short-Term Securities (Cost — $5,473,974) — 1.7%		5,473,974
Total Investments (Cost — $339,217,341) — 110.3%		363,156,574
Other Assets Less Liabilities — 1.3%		4,416,251
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (1.1)%		(3,756,341)
AMPS Shares, at Liquidation Value — (10.5)%		(34,575,000)

Net Assets Applicable to Common Shares — 100.0%		$329,241,484

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Zero-coupon bond.

(c)	Variable rate security. Rate as of period end.

(d)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Represents a beneficial interest in a trust. The collateral deposited into the trust is federally tax-exempt revenue bonds issued by various state or local governments, or their respective agencies or authorities. The security is subject to remarketing prior to its stated maturity.

(h)	Security is collateralized by municipal bonds or U.S. Treasury obligations.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	33

Schedule of Investments (concluded)	BlackRock Municipal 2020 Term Trust (BKK)

(j)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	5,473,974	5,473,974	$108
FFI Institutional Tax-Exempt Fund	828,428	(828,428)	—	502
Total			5,473,974	$610

(k)	Current yield as of period end.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Trust’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$357,682,600	—	$357,682,600
Short-Term Securities	$5,473,974	—	—	5,473,974

Total	$5,473,974	$357,682,600	—	$363,156,574

[1] See above Schedule of Investments for values in each state or political subdivision.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, TOB Trust Certificates of $3,750,000 are categorized as Level 2 within the disclosure hierarchy.

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock Municipal Income Trust (BFK) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.6%
County of Jefferson Alabama, RB, Limited Obligation School Warrant, Series A, 5.25%, 1/01/19	$2,910	$2,927,460
County of Jefferson Alabama Sewer, Refunding RB:
Senior Lien, Series A (AGM), 5.00%, 10/01/44	1,555	1,735,722
Senior Lien, Series A (AGM), 5.25%, 10/01/48	2,275	2,558,783
Sub-Lien, Series D, 6.00%, 10/01/42	5,740	6,733,824
Sub-Lien, Series D, 7.00%, 10/01/51	1,765	2,200,567
Lower Alabama Gas District, RB, Series A, 5.00%, 9/01/46	2,825	3,600,575
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	4,080	4,866,053

		24,622,984
Arizona — 3.2%
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	10,030	12,281,334
5.00%, 12/01/37	7,460	9,301,128

		21,582,462
California — 13.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	4,445	5,059,077
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	6,230	7,483,725
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	2,465	2,916,958
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	290	328,927
5.25%, 8/15/49	715	807,828
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	2,970	3,263,644
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A (b)(c):
5.00%, 12/01/41	1,030	1,120,795
5.00%, 12/01/46	1,250	1,359,100
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	11,690	13,282,061
5.25%, 5/15/39	1,560	1,748,557
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	690	862,686
County of Riverside California Transportation Commission, RB, CAB, Senior Lien, Series B (d):
0.00%, 6/01/41	5,000	1,724,300
0.00%, 6/01/42	6,000	1,953,120
0.00%, 6/01/43	5,000	1,518,900
Foothill-De Anza Community College District, GO, Election of 2006, Series C, 5.00%, 8/01/40	7,000	8,112,580

Municipal Bonds	Par (000)	Value
California (continued)
San Marcos Unified School District, GO, CAB, Election of 2010, Series B (d):
0.00%, 8/01/34	$3,500	$1,857,695
0.00%, 8/01/36	4,000	1,899,720
State of California, GO, Various Purposes:
6.00%, 3/01/33	4,970	5,907,640
6.50%, 4/01/33	20,410	23,782,752
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	1,495	1,783,161
Sub-Series I-1, 6.38%, 11/01/34	2,315	2,768,694

		89,541,920
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	4,205	4,730,415
Connecticut — 0.4%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	2,710	3,010,403
Delaware — 2.3%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	2,225	2,433,216
Delaware Transportation Authority, RB, 5.00%, 6/01/55	2,280	2,605,242
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	10,080	10,586,318

		15,624,776
District of Columbia — 4.2%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	1,480	1,723,016
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.75%, 5/15/40	23,035	23,152,479
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	990	1,100,514
5.25%, 10/01/44	2,465	2,750,767

		28,726,776
Florida — 2.7%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	2,620	2,973,281
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,280	2,609,027
County of Orange Florida Health Facilities Authority, Refunding RB, Mayflower Retirement Center:
5.00%, 6/01/32	600	651,210
5.00%, 6/01/36	125	135,058
5.13%, 6/01/42	1,925	2,091,108
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	5,885	7,710,586
Stevens Plantation Community Development District, Special Assessment, Series A, 7.10%, 5/01/35 (e)(f)	3,590	2,512,318

		18,682,588

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	35

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Georgia — 2.2%
City of Atlanta Georgia Water & Wastewater, Refunding RB, 5.00%, 11/01/40	$4,370	$5,157,255
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	1,010	1,219,403
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,650	1,853,066
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	5,000	5,583,850
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	975	1,104,675

		14,918,249
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,660	3,034,688
Illinois — 16.9%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	11,385	13,806,362
City of Chicago Illinois, GO, Project, 5.00%, 1/01/34	3,560	3,442,128
City of Chicago Illinois, GO, Refunding, Series A:
Project, 5.25%, 1/01/32	6,155	6,102,621
5.00%, 1/01/34	2,500	2,417,225
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	2,055	2,244,779
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	7,625	8,289,900
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	2,025	2,301,473
Illinois Finance Authority, RB, Advocate Health Care Network:
5.38%, 4/01/19 (a)	5,010	5,661,350
5.38%, 4/01/44	5,620	6,145,639
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,895	2,166,250
Central Dupage Health, Series B, 5.50%, 11/01/39	3,160	3,606,382
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	5,095	5,952,539
Senior, Series C, 5.00%, 1/01/37	5,455	6,350,329
Series A, 5.00%, 1/01/38	4,550	5,175,944
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	14,710	15,731,610
Series B-2, 5.00%, 6/15/50	3,905	4,091,425
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	885	1,043,468
6.00%, 6/01/28	2,245	2,682,797
State of Illinois, GO:
5.00%, 2/01/39	2,990	3,154,839
Series A, 5.00%, 4/01/38	9,030	9,492,968
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,240	1,375,594
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	1,565	1,761,877

Municipal Bonds	Par (000)	Value
Illinois (continued)
University of Illinois, RB, Auxiliary Facilities System, Series A (continued):
5.00%, 4/01/44	$1,910	$2,137,519

		115,135,018
Indiana — 3.8%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	1,525	1,869,680
7.00%, 1/01/44	3,680	4,539,832
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	6,305	7,443,494
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	790	864,394
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	880	955,486
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	2,905	3,140,857
Sisters of St. Francis Health Services, 5.25%, 11/01/39	1,655	1,852,326
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	2,150	2,441,282
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	2,490	2,902,419

		26,009,770
Iowa — 1.7%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	1,880	1,942,209
5.50%, 12/01/22	4,595	4,782,246
5.25%, 12/01/25	2,125	2,287,223
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	2,570	2,732,013

		11,743,691
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	1,915	2,167,531
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (g)	2,325	1,869,253

		4,036,784
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	6,535	7,861,670
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,980	2,224,649
5.25%, 5/15/31	1,690	1,899,154
5.25%, 5/15/32	2,160	2,459,052
5.25%, 5/15/33	2,345	2,628,464
5.25%, 5/15/35	985	1,109,583

		18,182,572

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Maryland — 1.1%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$855	$935,755
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,440	1,388,318
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	4,295	4,955,786
Montgomery County Housing Opportunites Commission, RB, Series D, AMT, 5.50%, 1/01/38	65	65,660

		7,345,519
Massachusetts — 0.8%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	2,775	2,788,570
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	2,535	2,825,130

		5,613,700
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	8,665	9,642,066
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	2,870	3,390,589
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,700	3,050,784
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	1,710	1,869,064
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	4,230	4,329,236

		22,281,739
Mississippi — 2.1%
City of Gulfport Mississipi, RB, Memorial Hospital at Gulfport Project, Series A, 5.75%, 7/01/31	14,025	14,075,350
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	495	562,959
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	2,035	2,212,065
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	480	536,659

		3,311,683
Nebraska — 1.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,610	1,808,739
5.00%, 9/01/42	2,815	3,093,347
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	3,280	3,615,544

Municipal Bonds	Par (000)	Value
Nebraska (continued)
County of Lancaster Nebraska Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, Health Facilities, 5.63%, 1/01/40	$600	$675,258

		9,192,888
Nevada — 0.7%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	4,550	4,661,202
New Jersey — 9.5%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	2,000	2,072,140
5.25%, 11/01/44	2,980	3,070,651
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	2,115	2,157,744
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (e)(f)	3,680	145,360
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 4.88%, 9/15/19	1,575	1,669,138
Continental Airlines, Inc. Project, 5.25%, 9/15/29	3,830	4,239,312
Continental Airlines, Inc. Project, Series B, 5.63%, 11/15/30	2,035	2,331,398
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	2,285	2,572,613
New Jersey EDA, Refunding RB, Special Assessment, Kapkowski Road Landfill Project, 6.50%, 4/01/28	8,000	9,855,760
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	8,150	9,388,963
Series E, 5.00%, 1/01/45	5,095	5,884,674
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	6,815	7,230,170
Transportation System, Series A, 5.50%, 6/15/41	8,000	8,736,880
Transportation System, Series B, 5.25%, 6/15/36	4,810	5,178,398

		64,533,201
New York — 12.5%
City of New York New York IDA, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 7.75%, 8/01/31 (h)	22,140	22,756,156
City of New York New York Industrial Development Agency, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 8.00%, 8/01/28 (h)	5,000	5,142,300
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	4,805	5,610,702
Counties of New York Tobacco Trust II, RB, Settlement Pass-Through, 5.75%, 6/01/43	5,000	5,025,900
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	3,600	3,792,636
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	1,778	2,018,836
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	4,640	5,624,794

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	37

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
New York (continued)
Metropolitan Transportation Authority, RB, Series B (continued):
5.25%, 11/15/39	$1,650	$1,996,170
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	2,400	2,700,768
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	7,830	8,480,203
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	660	724,475
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	1,655	1,823,330
New York State Dormitory Authority, Refunding RB, Series D, 5.00%, 2/15/37	6,655	7,837,727
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	1,575	1,598,531
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	2,525	2,966,900
6.00%, 12/01/42	1,960	2,300,393
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	4,600	4,600,046

		84,999,867
North Carolina — 4.1%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	12,130	12,153,653
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/38	10,000	11,116,300
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	2,750	3,060,393
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	1,130	1,294,336

		27,624,682
Ohio — 3.4%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed, Senior Turbo Term, Series A-2, 5.88%, 6/01/47	3,080	2,979,992
County of Allen Ohio Hospital Facilities, Refunding RB, Series A:
Catholic Healthcare Partners, 5.25%, 6/01/38	6,125	6,874,516
Mercy Health, 4.00%, 11/01/44	4,090	4,273,028
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	1,280	1,417,062
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	5,450	5,874,937
State of Ohio, RB, Portsmouth Bypass Project, AMT, 5.00%, 6/30/53	1,585	1,738,444

		23,157,979

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.4%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	$1,240	$1,360,540
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	3,725	4,155,461
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	1,660	1,862,371
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,155	2,477,388

		9,855,760
Rhode Island — 1.7%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	5,175	5,366,371
5.00%, 6/01/50	5,765	6,114,763

		11,481,134
South Carolina — 4.6%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	6,455	7,293,376
AMT, 5.25%, 7/01/55	2,525	2,861,987
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	12,065	14,169,377
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,140	7,199,825

		31,524,565
Tennessee — 0.7%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	2,660	3,010,774
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Vanderbilt University Medical Center, Series A, 5.00%, 7/01/46	1,350	1,558,238

		4,569,012
Texas — 12.1%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (e)(f)	4,370	98,325
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	4,210	5,026,993
Sub-Lien, 5.00%, 1/01/33	700	778,239
Central Texas Turnpike System, Refunding RB, Series C, 5.00%, 8/15/42	1,150	1,297,016
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	385	435,523
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	2,970	3,430,677
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	3,000	3,283,890
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	15,560	17,960,752
6.00%, 11/15/35	865	1,003,556

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds	Par (000)	Value
Texas (continued)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B:
7.00%, 1/01/43	$380	$452,428
7.00%, 1/01/48	500	591,475
County of Harris Texas-Houston Sports Authority, Refunding RB (NPFGC) (d):
3rd Lien, Series A-3, 0.00%, 11/15/37	26,120	8,667,138
CAB, Junior Lien, Series H, 0.00%, 11/15/35	5,000	2,128,100
CAB, Senior Lien, Series A, 0.00%, 11/15/38	12,580	4,672,086
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (d):
0.00%, 9/15/40	9,780	3,516,595
0.00%, 9/15/41	5,420	1,847,570
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare (a):
6.00%, 8/15/20	585	706,896
6.00%, 8/15/20	7,345	8,885,834
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	470	487,559
New Hope Cultural Education Facilities Corp., RB, Collegiate Housing Tarleton State University Project, 5.00%, 4/01/35	355	392,630
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/32	2,835	3,173,414
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	6,000	7,191,480
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	5,100	6,010,911

		82,039,087
Utah — 0.3%
Utah State Charter School Finance Authority, RB, Ogden Preparatory Academy, Series A, 3.25%, 10/15/42	1,880	1,881,899
Virginia — 1.3%
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	3,155	3,555,906
6.00%, 1/01/37	4,615	5,462,914

		9,018,820
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	1,475	1,683,653
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	4,420	5,270,629

		6,954,282
Wisconsin — 0.8%
State of Wisconsin Health & Educational Facilities Authority, RB:
Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,640	1,859,137

Municipal Bonds	Par (000)	Value
Wisconsin (continued)
State of Wisconsin Health & Educational Facilities Authority, RB (continued):
Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (c)	$3,545	$3,718,315

		5,577,452
Total Municipal Bonds — 121.9%		829,282,917

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (a)	4,548	4,657,314
California — 5.1%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	5,115	5,650,131
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	18,540	20,927,396
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	4,500	4,748,040
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	3,260	3,706,886

		35,032,453
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (a):
Series C-3, 5.10%, 4/29/18	7,600	8,258,844
Series C-7, 5.00%, 5/01/18	4,860	5,272,760

		13,531,604
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,397	9,814,615
Series X-3, 4.85%, 7/01/37	9,366	9,814,585

		19,629,200
Florida — 1.1%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	6,629	7,583,646
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,427	5,198,525
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	3,988	4,504,657
New York — 10.6%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution:
Series FF-2, 5.50%, 6/15/40	3,075	3,485,491
Series HH, 5.00%, 6/15/31 (j)	16,395	19,307,899
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	3,130	3,679,697

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	39

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	$20,864	$24,786,271
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	12,611	15,051,479
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,070	6,109,654

		72,420,491
North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	4,960	5,853,594
Texas — 3.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	4,900	5,696,593
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,650	7,730,293
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	6,003	7,099,798

		20,526,684
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,153	7,821,743

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
Virginia — 1.7%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	$10,767	$11,682,485
Washington — 3.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	5,459	5,809,324
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (a)	14,487	16,136,305

		21,945,629
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.8%		230,388,025
Total Long-Term Investments (Cost — $962,436,895) — 155.7%		1,059,670,942

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (k)(l)	14,214,479	14,214,479
Total Short-Term Securities (Cost — $14,214,479) — 2.1%		14,214,479
Total Investments (Cost — $976,651,374) — 157.8%		1,073,885,421
Other Assets Less Liabilities — 0.9%		6,034,236
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(128,617,574)
VMTP Shares, at Liquidation Value — (39.8)%		(270,800,000)

Net Assets Applicable to Common Shares — 100.0%		$680,502,083

Notes to Schedule of investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Non-income producing security.

(g)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(h)	Variable rate security. Rate as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to November 15, 2019, is $25,981,959. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	14,214,479	14,214,479	$2,253
FFI Institutional Tax-Exempt Fund	4,155,414	(4,155,414)	—	1,368
Total			14,214,479	$3,621

(l)	Current yield as of period end.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Municipal Income Trust (BFK)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(57)	5-Year U.S. Treasury Note	June 2016	$ 6,892,102	$23,919
(121)	10-Year U.S. Treasury Note	June 2016	$15,737,563	103,345
(55)	Long U.S. Treasury Bond	June 2016	$ 8,982,187	136,182
(19)	Ultra U.S. Treasury Bond	June 2016	$ 3,255,531	52,864
Total				$316,310

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$316,310	—	$316,310

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(1,742,738)	—	$(1,742,738)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$910,915	—	$910,915

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$30,738,762

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	41

Schedule of Investments (concluded)	BlackRock Municipal Income Trust (BFK)

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,059,670,942	—	$1,059,670,942
Short-Term Securities	$14,214,479	—	—	14,214,479

Total	$14,214,479	$1,059,670,942	—	$1,073,885,421

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$316,310	—	—	$316,310
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$481,800	—	—	$481,800
Liabilities:
Bank overdraft	—	$(310,976)	—	(310,976)
TOB Trust Certificates	—	(128,554,112)	—	(128,554,112)
VMTP Shares	—	(270,800,000)	—	(270,800,000)

Total	$481,800	$(399,665,088)	—	$(399,183,288)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments April 30, 2016	BlackRock Strategic Municipal Trust (BSD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.4%
County of Jefferson Alabama, RB, Limited Obligation School Warrant, Series A, 5.25%, 1/01/19	$465	$467,790
County of Jefferson Alabama Sewer, Refunding RB, Sub-Lien, Series D, 7.00%, 10/01/51	1,115	1,390,160
State of Alabama Docks Department, Refunding RB, 6.00%, 10/01/40	655	781,192

		2,639,142
Alaska — 0.8%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	415	417,324
5.00%, 6/01/46	530	495,857

		913,181
Arizona — 1.1%
Salt Verde Financial Corp., RB, Senior, 5.00%, 12/01/37	1,000	1,246,800
California — 9.0%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area Toll Bridge, Series F-1, 5.63%, 4/01/19 (a)	720	819,468
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,010	1,213,252
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	400	473,340
California Municipal Finance Authority, RB, Senior, Caritas Affordable Housing, Inc. Projects, S/F Housing, Series A:
5.25%, 8/15/39	45	51,040
5.25%, 8/15/49	115	129,930
California Pollution Control Financing Authority, RB, Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45 (b)	475	521,963
California Statewide Communities Development Authority, RB, Loma Linda University Medical Center, Series A, 5.25%, 12/01/56 (b)(c)	370	402,223
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A:
Senior, 5.00%, 5/15/40	1,875	2,130,356
5.25%, 5/15/39	250	280,218
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	110	137,530
State of California, GO, Various Purposes:
6.00%, 3/01/33	800	950,928
6.50%, 4/01/33	650	757,413
State of California Public Works Board, LRB, Various Capital Projects:
Series I, 5.00%, 11/01/38	240	286,260
Sub-Series I-1, 6.38%, 11/01/34	375	448,493
State of California Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	915	1,121,214
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 5.13%, 6/01/46	200	199,290

		9,922,918

Municipal Bonds	Par (000)	Value
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiative, Series A, 5.50%, 7/01/34	$680	$764,966
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/40	260	280,621
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	320	367,545

		1,413,132
Delaware — 2.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	820	896,736
Delaware Transportation Authority, RB, 5.00%, 6/01/55	365	417,067
State of Delaware EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	1,210	1,270,778

		2,584,581
District of Columbia — 1.9%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	690	785,765
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	30	31,260
Metropolitan Washington Airports Authority, Refunding RB, Dulles Toll Road, 1st Senior Lien, Series A:
5.00%, 10/01/39	160	177,861
5.25%, 10/01/44	1,000	1,115,930

		2,110,816
Florida — 2.3%
County of Collier Florida Health Facilities Authority, Refunding RB, Series A, 5.00%, 5/01/45	420	476,633
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/21 (a)	950	1,244,699
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	750	836,558

		2,557,890
Georgia — 2.1%
County of Gainesville Georgia & Hall Hospital Authority, Refunding RB, Northeast Georgia Health System, Inc. Project, Series A, 5.50%, 8/15/54	160	193,173
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	265	297,613
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,095	1,222,863
Municipal Electric Authority of Georgia, RB, Plant Vogtle Units 3 & 4 Project, Series A, 5.00%, 7/01/60	465	526,845

		2,240,494
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	425	484,866
Illinois — 20.2%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien:
Series A, 5.75%, 1/01/39	1,500	1,748,940
Series C, 6.50%, 1/01/41	1,855	2,249,521
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	570	551,127

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	43

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Illinois (continued)
City of Chicago Illinois, GO, Refunding, Project, Series A, 5.25%, 1/01/32	$1,000	$991,490
City of Chicago Illinois O’Hare International Airport, GARB, 3rd Lien, Series A, 5.63%, 1/01/35	800	928,328
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	330	360,476
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,415	1,538,388
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	245	278,450
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	305	348,658
Central Dupage Health, Series B, 5.50%, 11/01/39	2,500	2,853,150
Illinois State Toll Highway Authority, RB:
Senior, Series C, 5.00%, 1/01/36	815	952,173
Senior, Series C, 5.00%, 1/01/37	500	582,065
Series A, 5.00%, 1/01/38	730	830,426
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/44 (d)	2,980	880,918
Series B (AGM), 5.00%, 6/15/50	1,280	1,368,896
Series B-2, 5.00%, 6/15/50	785	822,476
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	175	206,336
6.00%, 6/01/28	940	1,123,309
State of Illinois, GO:
5.00%, 2/01/39	480	506,462
Series A, 5.00%, 4/01/35	1,000	1,059,910
Series A, 5.00%, 4/01/38	1,135	1,193,191
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	200	221,870
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	250	281,450
5.00%, 4/01/44	310	346,927

		22,224,937
Indiana — 4.4%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	245	300,375
7.00%, 1/01/44	1,090	1,344,679
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,020	1,204,182
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	140	152,009
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	465	502,753
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.25%, 1/01/51	125	136,771
Sisters of St. Francis Health Services, 5.25%, 11/01/39	270	302,192
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/19 (a)	350	397,418
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	400	466,252

		4,806,631

Municipal Bonds	Par (000)	Value
Iowa — 2.6%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	$300	$309,927
5.50%, 12/01/22	730	759,747
5.25%, 12/01/25	145	156,069
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	415	441,162
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,145	1,144,874

		2,811,779
Kentucky — 4.2%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	310	350,880
Kentucky Economic Development Finance Authority, Refunding RB, Norton Healthcare, Inc., Series B (NPFGC), 0.00%, 10/01/24 (d)	5,000	3,958,500
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (e)	375	301,492

		4,610,872
Louisiana — 2.7%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	1,055	1,269,176
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	320	359,539
5.25%, 5/15/31	270	303,415
5.25%, 5/15/32	345	392,765
5.25%, 5/15/33	375	420,330
5.25%, 5/15/35	160	180,237

		2,925,462
Maryland — 1.4%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	135	147,751
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	645	621,851
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	690	796,156

		1,565,758
Massachusetts — 0.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42 (b)	445	447,176
Michigan — 4.7%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A, 5.25%, 7/01/39	1,925	2,142,063
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	465	549,346
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	435	491,515
Michigan Finance Authority, Refunding RB, Detroit Water & Sewage Department Project, Senior Lien, Series C-1, 5.00%, 7/01/44	275	300,581

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Michigan (continued)
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, Series A, 5.25%, 11/15/46	$500	$511,730
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (a)	1,000	1,173,200

		5,168,435
Missouri — 0.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	80	90,983
State of Missouri Health & Educational Facilities Authority, RB, Senior Living Facilities, Lutheran Senior Services, 5.50%, 2/01/42	330	358,714
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	80	89,443

		539,140
Nebraska — 1.8%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	260	292,094
5.00%, 9/01/42	455	499,991
County of Douglas Nebraska Hospital Authority No. 2, Refunding RB, Health Facilities, Immanuel Obligation Group, 5.63%, 1/01/40	720	793,656
Public Power Generation Agency, Refunding RB, 5.00%, 1/01/37 (c)	325	382,197

		1,967,938
Nevada — 0.8%
County of Clark Nevada, Refunding RB, Alexander Dawson School Nevada Project, 5.00%, 5/15/29	880	901,507
New Jersey — 10.1%
Casino Reinvestment Development Authority, Refunding RB:
5.25%, 11/01/39	320	331,542
5.25%, 11/01/44	520	535,819
County of Essex New Jersey Improvement Authority, RB, AMT, 5.25%, 7/01/45 (b)	340	346,871
County of Middlesex New Jersey Improvement Authority, RB, Heldrich Center Hotel, Sub-Series B, 6.25%, 1/01/37 (f)(g)	645	25,478
New Jersey EDA, RB, AMT:
Continental Airlines, Inc. Project, 5.13%, 9/15/23	1,090	1,215,230
Continental Airlines, Inc. Project, 5.25%, 9/15/29	145	160,496
Private Activity Bond, The Goethals Bridge Replacement Project, 5.38%, 1/01/43	500	562,935
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	705	825,999
New Jersey State Turnpike Authority, RB:
Series A, 5.00%, 1/01/43	1,625	1,872,033
Series E, 5.25%, 1/01/40	1,355	1,486,462
Series E, 5.00%, 1/01/45	820	947,092
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.00%, 6/15/44	1,090	1,156,403
Transportation System, Series A, 5.50%, 6/15/41	575	627,963
Transportation System, Series B, 5.25%, 6/15/36	775	834,357

Municipal Bonds	Par (000)	Value
New Jersey (continued)
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	$165	$190,555

		11,119,235
New York — 9.5%
City of New York New York IDA, ARB, American Airlines, Inc., JFK International Airport Project, AMT, 7.75%, 8/01/31 (h)	3,000	3,083,490
City of New York New York Transitional Finance Authority, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	770	899,114
Counties of New York Tobacco Trust IV, Refunding RB, Settlement Pass-Through Turbo, Series A, 6.25%, 6/01/41 (b)	600	632,106
County of Westchester New York Healthcare Corp., RB, Senior Lien, Series A, 5.00%, 11/01/44	291	329,948
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/38	750	909,180
New York Liberty Development Corp., Refunding RB:
2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	385	433,248
3 World Trade Center Project, Class 1, 5.00%, 11/15/44 (b)	1,365	1,478,350
3 World Trade Center Project, Class 2, 5.15%, 11/15/34 (b)	105	115,257
3 World Trade Center Project, Class 2, 5.38%, 11/15/40 (b)	265	291,953
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42 (b)	330	334,930
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	410	481,754
6.00%, 12/01/42	395	463,600
Westchester Tobacco Asset Securitization, Refunding RB, 5.13%, 6/01/45	1,000	1,000,010

		10,452,940
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	440	489,663
North Carolina Medical Care Commission, Refunding RB, 1st Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	185	211,904

		701,567
Ohio — 1.7%
County of Allen Ohio Hospital Facilities, Refunding RB, Mercy Health, Series A, 4.00%, 11/01/44	655	684,311
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	210	232,487
County of Montgomery Ohio, Refunding RB, Catholic Health, Series A, 5.00%, 5/01/39	885	954,004

		1,870,802
Oregon — 0.7%
State of Oregon Facilities Authority, RB, Student Housing, CHF-Ashland, Southern Oregon University Project, 5.00%, 7/01/44	715	809,630

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	45

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Pennsylvania — 1.9%
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	$200	$219,442
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	600	669,336
Pennsylvania Bridge Finco LP, AMT, 5.00%, 6/30/42	265	297,306
Pennsylvania Economic Development Financing Authority, Refunding RB, National Gypsum Co., AMT, 5.50%, 11/01/44	480	503,923
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	345	396,612

		2,086,619
Puerto Rico — 0.1%
Children’s Trust Fund, Refunding RB, Asset-Backed, 5.50%, 5/15/39	150	150,000
Rhode Island — 2.1%
Tobacco Settlement Financing Corp., Refunding RB, Series B:
4.50%, 6/01/45	830	860,693
5.00%, 6/01/50	1,350	1,431,905

		2,292,598
South Carolina — 3.9%
State of South Carolina Ports Authority, RB:
5.25%, 7/01/40	1,040	1,175,075
AMT, 5.25%, 7/01/55	405	459,051
State of South Carolina Public Service Authority, RB, Santee Cooper, Series A, 5.50%, 12/01/54	1,220	1,432,793
State of South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	985	1,155,021

		4,221,940
Tennessee — 1.6%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	430	486,704
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	1,270	1,280,059

		1,766,763
Texas — 12.3%
Brazos River Authority, RB, TXU Electric, Series A, AMT, 8.25%, 10/01/30 (f)(g)	730	16,425
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	680	811,961
Sub-Lien, 5.00%, 1/01/33	115	127,854
City of Austin Texas Airport System, ARB, Revenue, AMT, 5.00%, 11/15/39	190	214,934
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	475	548,677
City of Houston Texas Airport System, Refunding ARB:
Senior Lien, Series A, 5.50%, 7/01/39	485	530,896
United Airlines, Inc. Terminal E Project, AMT, 5.00%, 7/01/29	135	150,293

Municipal Bonds	Par (000)	Value
Texas (continued)
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 5/15/19 (a)	$2,585	$2,983,840
6.00%, 11/15/35	145	168,226
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	230	275,059
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	145	171,528
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (d)	4,750	1,764,102
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Projects, Series A, 0.00%, 9/15/37 (d)	4,485	1,883,924
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Scott & White Healthcare, 6.00%, 8/15/20 (a):	1,270	1,536,286
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/19 (a)	500	587,545
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (d)	640	273,779
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
AMT, Blueridge Transportation Group, 5.00%, 12/31/50 (c)	460	503,415
LBJ Infrastructure Group LLC, 7.00%, 6/30/40	500	599,290
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	275	324,118

		13,472,152
Virginia — 5.4%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,035,580
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,500	2,712,450
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT:
5.25%, 1/01/32	250	281,767
6.00%, 1/01/37	1,605	1,899,887

		5,929,684
Washington — 1.0%
Port of Seattle Washington, RB, Series C, AMT, 5.00%, 4/01/40	235	268,243
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	715	852,602

		1,120,845
Wisconsin — 2.5%
State of Wisconsin Health & Educational Facilities Authority, Refunding RB, Medical College of Wisconsin, Inc., 4.00%, 12/01/46 (c)	675	708,001
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series A, 5.00%, 11/15/16 (a)	2,000	2,049,540

		2,757,541
Wyoming — 1.6%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, Remarketing, 5.25%, 7/15/26	975	1,103,096

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Municipal Bonds	Par (000)	Value
Wyoming (continued)
Wyoming Municipal Power Agency, Inc., RB, Series A:
5.00%, 1/01/42	$95	$103,050
5.38%, 1/01/42	500	533,415

		1,739,561
Total Municipal Bonds — 122.5%		134,575,332

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Alabama — 0.7%
City of Birmingham Alabama Special Care Facilities Financing Authority, Refunding RB, Ascension Health, Senior Credit, Series C-2, 5.00%, 11/15/16 (a)	760	777,925
California — 5.2%
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (j)	855	944,450
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	2,970	3,352,447
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/17 (a)	740	780,789
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	629,150

		5,706,836
Colorado — 3.1%
Colorado Health Facilities Authority, RB, Catholic Health (AGM) (a):
Series C-3, 5.10%, 4/29/18	1,210	1,314,895
Series C-7, 5.00%, 5/01/18	780	846,246
County of Adams Colorado, COP, Refunding, 4.00%, 12/01/45	1,180	1,255,390

		3,416,531
Connecticut — 3.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	1,580	1,649,690
Series X-3, 4.85%, 7/01/37	1,541	1,614,793

		3,264,483
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	720	845,862
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (j)	645	728,196
New York — 7.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	510	578,081
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	500	587,811
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated Bonds, 5.25%, 12/15/43	3,375	4,009,282

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
New York (continued)
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	$2,030	$2,423,037
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	810	976,099

		8,574,310
North Carolina — 0.8%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series B, 5.00%, 10/01/55	800	944,128
Texas — 5.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	780	906,805
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (j)	2,142	2,383,739
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,080	1,255,446
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	975	1,153,717

		5,699,707
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,155	1,262,629
Virginia — 1.8%
University of Virginia, Refunding RB, GO, 5.00%, 6/01/40	1,785	1,936,234
Washington — 3.3%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/17 (a)	900	957,581
State of Washington, GO, Various Purposes, Series E, 5.00%, 2/01/19 (a)	2,400	2,672,680

		3,630,261
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.5%		36,787,102
Total Long-Term Investments (Cost — $154,602,324) — 156.0%		171,362,434

Short-Term Securities	Shares
BlackRock Liquidity Funds, MuniCash, 0.19% (k)(l)	2,346,845	2,346,845
Total Short-Term Securities (Cost — $2,346,845) — 2.1%		2,346,845
Total Investments (Cost — $156,949,169) — 158.1%		173,709,279
Liabilities in Excess of Other Assets — (0.1)%		(95,971)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (19.0)%		(20,849,586)
VMTP Shares, at Liquidation Value — (39.0)%		(42,900,000)

Net Assets Applicable to Common Shares — 100.0%		$109,863,722

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	47

Schedule of Investments (continued)	BlackRock Strategic Municipal Trust (BSD)

Notes to Schedule of Investments

(a)	U.S. Government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.

(d)	Zero-coupon bond.

(e)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(f)	Non-income producing security.

(g)	Issuer filed for bankruptcy and/or is in default of interest payments.

(h)	Variable rate security. Rate as of period end.

(i)	Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)	All or a portion of security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2016 to February 15, 2031, is $4,045,251. See Note 4 of the Notes to Financial Statements for details.

(k)	During the year ended April 30, 2016, investments in issuers considered to be affiliates of the Trust for purposes of Section 2(a)(3) of the 1940 Act, as amended, were as follows:

Affiliate	Shares Held at April 30, 2015	Net Activity	Shares Held at April 30, 2016	Income
BlackRock Liquidity Funds, MuniCash	—	2,346,845	2,346,845	$120
FFI Institutional Tax-Exempt Fund	778,976	(778,976)	—	237
Total			2,346,845	$357

(l)	Current yield as of period end.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Short	Issue	Expiration	Notional Value	Unrealized Appreciation
(7)	5-Year U.S. Treasury Note	June 2016	$846,398	$2,689
(23)	10-Year U.S. Treasury Note	June 2016	$2,991,438	25,113
(8)	Long U.S. Treasury Bond	June 2016	$1,306,500	16,111
(3)	Ultra U.S. Treasury Bond	June 2016	$514,031	11,773
Total				$55,686

Derivative Financial Instruments Categorized by Risk Exposure

As of year end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$55,686	—	$55,686

[1] Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended April 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(297,546)	—	$(297,546)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$151,441	—	$151,441

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2016

Schedule of Investments (concluded)	BlackRock Strategic Municipal Trust (BSD)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$5,002,004

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Trust’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Trust’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$171,362,434	—	$171,362,434
Short-Term Securities	$2,346,845	—	—	2,346,845

Total	$2,346,845	$171,362,434	—	$173,709,279

Derivative Financial Instruments[2]
Assets:
Interest rate contracts	$55,686	—	—	$55,686
[1] See above Schedule of Investments for values in each state or political subdivision.
[2] Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for futures contracts	$77,600	—	—	$77,600
Liabilities:
Bank overdraft	—	$(91,365)	—	(91,365)
TOB Trust Certificates	—	(20,839,227)	—	(20,839,227)
VMTP Shares	—	(42,900,000)	—	(42,900,000)

Total	$77,600	$(63,830,592)	—	$(63,752,992)

During the year ended April 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	49

Statements of Assets and Liabilities

April 30, 2016	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Assets
Investments at value — unaffiliated[1]	$444,548,332	$270,737,410	$357,682,600	$1,059,670,942	$171,362,434
Investments at value — affiliated[2]	1,080,099	3,382,067	5,473,974	14,214,479	2,346,845
Cash pledged for futures contracts	259,050	133,600	—	481,800	77,600
Receivables:
Interest	5,126,469	3,731,046	4,671,988	15,545,622	2,489,345
Investments sold	5,410,410	5,326,826	100,000	741,437	541,337
Dividends — affiliated	155	136	75	1,560	54
Deferred offering costs	—	448,428	—	—	—
Prepaid expenses	31,160	31,940	12,522	52,139	29,320

Total assets	456,455,675	283,791,453	367,941,159	1,090,707,979	176,846,935

Accrued Liabilities
Bank overdraft	144,579	94,179	—	310,976	91,365
Payables:
Investments purchased	8,430,180	7,623,181	—	6,089,277	2,413,714
Income dividends — Common Shares	1,270,777	778,490	45,287	3,361,597	518,648
Investment advisory fees	127,595	141,052	150,503	529,798	85,225
Officer’s and Trustees’ fees	55,531	17,913	41,162	222,079	13,347
Administration fees	54,739	—	—	—	—
Variation margin on futures contracts	36,562	18,156	—	66,734	10,391
Interest expense and fees	17,025	11,048	6,341	63,462	10,359
Other accrued expenses	130,080	87,759	128,845	207,861	100,937

Total accrued liabilities	10,267,068	8,771,778	372,138	10,851,784	3,243,986

Other Liabilities
TOB Trust Certificates	31,286,067	25,969,831	3,750,000	128,554,112	20,839,227
VRDP Shares, at liquidation value of $100,000 per share[3,4,5]	—	76,000,000	—	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4,5]	125,900,000	—	—	270,800,000	42,900,000

Total other liabilities	157,186,067	101,969,831	3,750,000	399,354,112	63,739,227

Total liabilities	167,453,135	110,741,609	4,122,138	410,205,896	66,983,213

AMPS at Redemption Value
$25,000 per share liquidation preference, plus unpaid dividends[3,4,5]	—	—	34,577,537	—	—

Net Assets Applicable to Common Shareholders	$289,002,540	$173,049,844	$329,241,484	$680,502,083	$109,863,722

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5,6,7]	$238,504,459	$168,946,268	$294,621,576	$594,362,845	$103,442,631
Undistributed net investment income	1,808,190	998,333	10,622,069	7,776,750	861,424
Undistributed net realized gain (accumulated net realized loss)	(916,307)	(18,877,906)	58,606	(19,187,869)	(11,256,129)
Net unrealized appreciation (depreciation)	49,606,198	21,983,149	23,939,233	97,550,357	16,815,796

Net Assets Applicable to Common Shareholders	$289,002,540	$173,049,844	$329,241,484	$680,502,083	$109,863,722

Net asset value, per Common Share	$16.83	$12.89	$16.27	$15.20	$15.04

[1] Investments at cost — unaffiliated	$395,093,360	$248,848,295	$333,743,367	$962,436,895	$154,602,324
[2] Investments at cost — affiliated	$1,080,099	$3,382,067	$5,473,974	$14,214,479	$2,346,845
[3] Preferred Shares outstanding	1,259	760	1,383	2,708	429
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	5,862	unlimited	unlimited	unlimited	unlimited
[5] Par value per Preferred Share and Common Share	$0.01	$0.001	$0.001	$0.001	$0.001
[6] Common Shares outstanding	17,172,666	13,422,247	20,236,628	44,761,614	7,304,904
[7] Common Shares authorized	199,994,138	unlimited	unlimited	unlimited	unlimited

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2016

Statements of Operations

Year Ended April 30, 2016	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal 2020 Term Trust (BKK)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Investment Income
Interest — unaffiliated	$19,236,683	$11,778,098	$13,861,904	$49,410,097	$7,842,310
Dividends — affiliated	2,147	1,617	610	3,621	357

Total income	19,238,830	11,779,715	13,862,514	49,413,718	7,842,667

Expenses
Investment advisory	1,513,592	1,672,829	1,878,434	6,351,525	1,019,292
Administration	648,682	—	—	—	—
Professional	65,446	59,815	66,979	132,713	56,801
Accounting services	59,910	19,978	54,895	74,898	30,759
Rating agency	35,990	5,976	11,997	36,178	35,883
Transfer agent	33,590	22,776	53,090	52,229	21,633
Officer and Trustees	23,020	14,646	28,037	50,371	9,477
Custodian	23,426	14,439	21,223	43,863	10,236
Remarketing fees on Preferred Shares	—	3,852	66,720	—	—
Printing	11,987	9,103	10,969	18,792	9,155
Registration	7,650	7,669	7,621	14,113	7,646
Liquidity fees	—	3,924	—	—	—
Miscellaneous	42,087	29,723	37,835	64,279	32,549

Total expenses excluding interest expense, fees and amortization of offering costs	2,465,380	1,864,730	2,237,800	6,838,961	1,233,431
Interest expense, fees and amortization of offering costs[1]	1,584,908	793,910	27,423	3,813,367	605,267

Total expenses	4,050,288	2,658,640	2,265,223	10,652,328	1,838,698
Less fees waived by the Manager	(214)	(358)	(32)	(657)	(33)
Less fees paid indirectly	(9)	(188)	(7)	(13)	(1)

Total expenses after fees waived and paid indirectly	4,050,065	2,658,094	2,265,184	10,651,658	1,838,664

Net investment income	15,188,765	9,121,621	11,597,330	38,762,060	6,004,003

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,091,845	433,007	118,215	(1,568,499)	(3,082)
Futures contracts	(1,008,666)	(307,700)	—	(1,742,738)	(297,546)

	2,083,179	125,307	118,215	(3,311,237)	(300,628)

Net change in unrealized appreciation (depreciation) on:
Investments	10,486,563	4,990,411	(868,895)	17,113,319	2,397,008
Futures contracts	545,661	221,245	—	910,915	151,441

	11,032,224	5,211,656	(868,895)	18,024,234	2,548,449

Net realized and unrealized gain (loss)	13,115,403	5,336,963	(750,680)	14,712,997	2,247,821

Distributions to AMPS Shareholders From
Net investment income	—	—	(107,864)	—	—

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$28,304,168	$14,458,584	$10,738,786	$53,475,057	$8,251,824

[1] Related to TOB Trusts, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	51

Statements of Changes in Net Assets

	BlackRock Investment Quality Municipal Trust, Inc. (BKN)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$15,188,765	$15,445,930
Net realized gain	2,083,179	3,685,795
Net change in unrealized appreciation (depreciation)	11,032,224	10,071,809

Net increase in net assets applicable to Common Shareholders resulting from operations	28,304,168	29,203,534

Distributions to Common Shareholders[1]
From net investment income	(15,609,954)	(16,287,864)

Capital Transactions
Reinvestment of common distributions	—	94,320

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	12,694,214	13,009,990
Beginning of year	276,308,326	263,298,336

End of year	$289,002,540	$276,308,326

Undistributed net investment income, end of year	$1,808,190	$2,229,406

	BlackRock Long-Term Municipal Advantage Trust (BTA)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$9,121,621	$9,243,549
Net realized gain	125,307	648,433
Net change in unrealized appreciation (depreciation)	5,211,656	6,396,409

Net increase in net assets applicable to Common Shareholders resulting from operations	14,458,584	16,288,391

Distributions to Common Shareholders[1]
From net investment income	(9,341,884)	(9,623,751)

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	5,116,700	6,664,640
Beginning of year	167,933,144	161,268,504

End of year	$173,049,844	$167,933,144

Undistributed net investment income, end of year	$998,333	$1,561,741

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2016

Statements of Changes in Net Assets

	BlackRock Municipal 2020 Term Trust (BKK)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015

Operations
Net investment income	$11,597,330	$12,410,511
Net realized gain	118,215	798,069
Net change in unrealized appreciation (depreciation)	(868,895)	2,011,193
Distributions to AMPS Shareholders from net investment income	(107,864)	(63,485)

Net increase in net assets applicable to Common Shareholders resulting from operations	10,738,786	15,156,288

Distributions to Common Shareholders[1]
From net investment income	(11,294,062)	(13,509,973)
From net realized gain	(12,850)	—

Decrease in net assets resulting from distributions to Common Shareholders	(11,306,912)	(13,509,973)

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(568,126)	1,646,315
Beginning of year	329,809,610	328,163,295

End of year	$329,241,484	$329,809,610

Undistributed net investment income, end of year	$10,622,069	$11,484,375

	BlackRock Municipal Income Trust (BFK)		BlackRock Strategic Municipal Trust (BSD)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2016	2015	2016	2015

Operations
Net investment income	$38,762,060	$39,272,376	$6,004,003	$6,088,397
Net realized loss	(3,311,237)	(1,531,637)	(300,628)	(130,608)
Net change in unrealized appreciation (depreciation)	18,024,234	31,362,140	2,548,449	5,240,913

Net increase in net assets applicable to Common Shareholders resulting from operations	53,475,057	69,102,879	8,251,824	11,198,702

Distributions to Common Shareholders[1]
From net investment income	(40,324,507)	(40,617,153)	(6,236,693)	(6,418,819)

Capital Transactions
Reinvestment of common distributions	288,964	—	—	—

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	13,439,514	28,485,726	2,015,131	4,779,883
Beginning of year	667,062,569	638,576,843	107,848,591	103,068,708

End of year	$680,502,083	$667,062,569	$109,863,722	$107,848,591

Undistributed net investment income, end of year	$7,776,750	$9,339,206	$861,424	$1,094,120

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	53

Statements of Cash Flows

Year Ended April 30, 2016	BlackRock Investment Quality Municipal Trust, Inc. (BKN)	BlackRock Long-Term Municipal Advantage Trust (BTA)	BlackRock Municipal Income Trust (BFK)	BlackRock Strategic Municipal Trust (BSD)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$28,304,168	$14,458,584	$53,475,057	$8,251,824
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	113,478,510	71,995,404	71,318,604	18,500,413
Purchases of long-term investments	(117,384,119)	(85,390,360)	(66,438,200)	(18,241,506)
Net proceeds from sales (purchases) of short-term securities	3,528,133	(3,017,725)	(10,059,065)	(1,567,869)
Amortization of premium and accretion of discount on investments and other fees	(1,665,166)	274,942	876,086	(28,624)
Net realized (gain) loss on investments	(3,107,116)	(433,007)	1,501,801	(7,837)
Net unrealized gain on investments	(10,486,563)	(4,990,411)	(17,113,319)	(2,397,008)
(Increase) decrease in assets:
Cash pledged for futures contracts	235,950	(30,600)	12,200	36,400
Receivables:
Dividends — affiliated	(155)	(136)	(1,560)	(54)
Interest	(109,108)	(273,267)	112,571	23,165
Variation margin on futures contracts	49,080	10,125	48,939	7,875
Prepaid expenses	(1,387)	(23,735)	(8,546)	(3,239)
Increase (decrease) in liabilities:
Payables:
Administration fees	1,101	—	—	—
Interest expense and fees	10,903	(22,117)	38,272	6,499
Investment advisory fees	2,439	1,667	3,000	779
Officer’s and Trustees’ fees	(7,156)	(1,379)	(26,157)	(767)
Other accrued expenses	29,305	16,826	50,522	24,209
Variation margin on futures contracts	36,562	18,156	66,734	10,391

Net cash provided by (used for) operating activities	12,915,381	(7,407,033)	33,856,939	4,614,651

Cash Provided by (Used for) Financing Activities
Cash distributions paid to Common Shareholders	(15,661,471)	(9,341,884)	(40,034,100)	(6,236,693)
Payments for deferred offering costs	—	(453,516)	—	—
Repayments of TOB Trust Certificates	(144)	(60,296,834)	(669)	(100)
Proceeds from issuance of VRDP Shares	—	76,000,000	—	—
Proceeds from TOB Trust Certificates	2,601,655	1,400,000	5,866,854	1,530,777
Increase in bank overdraft	144,579	94,179	310,976	91,365
Amortization of deferred offering costs	—	5,088	—	—

Net cash provided by (used for) financing activities	(12,915,381)	7,407,033	(33,856,939)	(4,614,651)

Cash
Net increase in cash	—	—	—	—
Cash at beginning of year	—	—	—	—

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest expense	$1,574,005	$816,027	$3,775,095	$598,768

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to Common Shareholders	—	—	288,964	—

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock Investment Quality Municipal Trust, Inc. (BKN)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.09	$15.34	$16.35	$15.39	$12.75

Net investment income[1]	0.88	0.90	0.94	0.94	0.98
Net realized and unrealized gain (loss)	0.77	0.80	(0.99)	1.00	2.68
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.65	1.70	(0.05)	1.94	3.65

Distributions to Common Shareholders from net investment income[2].	(0.91)	(0.95)	(0.96)	(0.98)	(1.01)

Net asset value, end of year	$16.83	$16.09	$15.34	$16.35	$15.39

Market price, end of year	$16.94	$15.60	$14.86	$16.11	$15.75

Total Return Applicable to Common Shareholders[3]
Based on net asset value	10.92%	11.43%	0.41%	12.89%	29.46%

Based on market price	15.15%	11.52%	(1.28)%	8.69%	29.15%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.46%	1.46%	1.55%	1.48%	1.26%	[4]

Total expenses after fees waived and paid indirectly	1.46%	1.45%	1.55%	1.48%	1.26%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[5]	0.89%	0.90%	0.92%	0.87%	0.99%	[4,6]

Net investment income	5.48%	5.61%	6.45%	5.87%	6.94%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.09%

Net investment income to Common Shareholders	5.48%	5.61%	6.45%	5.87%	6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$289,003	$276,308	$263,298	$280,514	$263,375

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$125,900	$125,900	$125,900	$125,900	$125,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$329,549	$319,467	$309,133	$322,807	$309,194

Borrowings outstanding, end of year (000)	$31,286	$28,685	$23,585	$27,198	$14,883

Portfolio turnover rate	28%	37%	29%	33%	47%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.94%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	55

Financial Highlights	BlackRock Long-Term Municipal Advantage Trust (BTA)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$12.51	$12.02	$12.85	$12.19	$10.51

Net investment income[1]	0.68	0.69	0.71	0.74	0.75
Net realized and unrealized gain (loss)	0.40	0.52	(0.80)	0.68	1.70

Net increase (decrease) from investment operations	1.08	1.21	(0.09)	1.42	2.45

Distributions to Common Shareholders from net investment income[2].	(0.70)	(0.72)	(0.74)	(0.76)	(0.77)

Net asset value, end of year	$12.89	$12.51	$12.02	$12.85	$12.19

Market price, end of year	$12.28	$11.41	$11.29	$12.50	$12.27

Total Return Applicable to Common Shareholders[3]
Based on net asset value	9.51%	10.86%	0.28%	11.95%	24.09%

Based on market price	14.39%	7.65%	(3.17)%	8.19%	28.70%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.59%	1.47%	1.52%	1.55%	1.69%

Total expenses after fees waived and paid indirectly	1.59%	1.47%	1.44%	1.37%	1.42%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[4]	1.11%	1.11%	1.03%	0.92%	0.86%

Net investment income to Common Shareholders	5.45%	5.52%	6.19%	5.80%	6.60%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$173,050	$167,933	$161,269	$172,428	$163,215

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$76,000	—	—	—	—

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$327,697	—	—	—	—

Borrowings outstanding, end of year (000)	$25,970	$84,867	$89,036	$101,513	$96,815

Portfolio turnover rate	29%	8%	27%	16%	26%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Interest expense and fees relate to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock Municipal 2020 Term Trust (BKK)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.30	$16.22	$16.85	$16.36	$14.63

Net investment income[1]	0.57	0.61	0.74	0.90	1.02
Net realized and unrealized gain (loss)	(0.03)	0.14	(0.55)	0.52	1.48
Distributions to AMPS Shareholders from net investment income	(0.01)	(0.00)[2]	(0.01)	(0.02)	(0.02)

Net increase from investment operations	0.53	0.75	0.18	1.40	2.48

Distributions to Common Shareholders:[3]
From net investment income	(0.56)	(0.67)	(0.81)	(0.91)	(0.75)
From net realized gains	(0.00)[2]	—	—	—	—

Total distributions to Common Shareholders	(0.56)	(0.67)	(0.81)	(0.91)	(0.75)

Net asset value, end of year	$16.27	$16.30	$16.22	$16.85	$16.36

Market price, end of year	$16.14	$16.25	$16.61	$16.64	$16.06

Total Return Applicable to Common Shareholders[4]
Based on net asset value	3.39%	4.67%	1.17%	8.72%	17.27%

Based on market price	2.87%	1.90%	4.91%	9.37%	11.83%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses[5]	0.69%	0.72%	0.84%	0.94%	0.99%

Total expenses after fees waived and paid indirectly[5]	0.69%	0.72%	0.84%	0.94%	0.99%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees and amortization of offering costs[5,6]	0.68% [7]	0.71% [7]	0.84% [7]	0.93% [7]	0.98% [7]

Net investment income[5]	3.54%	3.75%	4.61%	5.38%	6.57%

Distributions to AMPS Shareholders	0.03%	0.02%	0.05%	0.13%	0.13%

Net investment income to Common Shareholders	3.51%	3.73%	4.56%	5.25%	6.44%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$329,241	$329,810	$328,163	$340,990	$331,058

AMPS outstanding at $25,000 liquidation preference, end of year (000)	$34,578	$53,700	$67,950	$161,250	$173,850

Asset coverage per AMPS at $25,000 liquidation preference, end of year	$263,065	$178,543	$145,738	$77,867	$72,607

Borrowings outstanding, end of year (000)	$3,750	$3,750	$3,750	$3,750	$3,750

Portfolio turnover rate	4%	11%	8%	14%	18%

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Does not reflect the effect of distributions to AMPS Shareholders.

[6]	Interest expense and fees relate to TOB Trusts. See Note 4 of the Notes to Financial Statements for details.

[7]	The total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

Year Ended April 30,
2016	2015	2014	2013	2012

0.66%	0.69%	0.79%	0.85%	0.90%

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	57

Financial Highlights	BlackRock Municipal Income Trust (BFK)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.91	$14.27	$15.40	$14.53	$12.16

Net investment income[1]	0.87	0.88	0.93	0.93	0.95
Net realized and unrealized gain (loss)	0.32	0.67	(1.15)	0.90	2.39
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.19	1.55	(0.22)	1.83	3.33

Distributions to Common Shareholders from net investment income[2]	(0.90)	(0.91)	(0.91)	(0.96)	(0.96)

Net asset value, end of year	$15.20	$14.91	$14.27	$15.40	$14.53

Market price, end of year	$15.44	$14.32	$13.57	$15.40	$14.83

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.57%	11.43%	(0.72)%	12.84%	28.24%

Based on market price	14.76%	12.54%	(5.59)%	10.55%	28.87%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.60%	1.71%	1.71%	1.45%	[4]

Total expenses after fees waived and paid indirectly	1.61%	1.60%	1.71%	1.71%	1.45%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[5]	1.03%	1.04%	1.07%	1.05%	1.14%	[4,6]

Net investment income	5.85%	5.91%	6.81%	6.13%	7.06%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.07%

Net investment income to Common Shareholders	5.85%	5.91%	6.81%	6.13%	6.99%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$680,502	$667,063	$638,577	$688,707	$648,497

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$270,800	$270,800	$270,800	$270,800	$270,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$351,293	$346,330	$335,811	$354,323	$339,474

Borrowings outstanding, end of year (000)	$128,554	$122,688	$126,073	$170,263	$139,718

Portfolio turnover rate	7%	10%	20%	13%	17%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.10%.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2016

Financial Highlights	BlackRock Strategic Municipal Trust (BSD)

	Year Ended April 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.76	$14.11	$15.28	$14.43	$12.27

Net investment income[1]	0.82	0.83	0.86	0.85	0.89
Net realized and unrealized gain (loss)	0.31	0.70	(1.14)	0.89	2.17
Distributions to AMPS Shareholders from net investment income	—	—	—	—	(0.01)

Net increase (decrease) from investment operations	1.13	1.53	(0.28)	1.74	3.05

Distributions to Common Shareholders from net investment income[2]	(0.85)	(0.88)	(0.89)	(0.89)	(0.89)

Net asset value, end of year	$15.04	$14.76	$14.11	$15.28	$14.43

Market price, end of year	$15.02	$14.00	$13.26	$14.97	$14.38

Total Return Applicable to Common Shareholders[3]
Based on net asset value	8.32%	11.50%	(0.94)%	12.29%	25.65%

Based on market price	14.05%	12.54%	(4.99)%	10.40%	29.32%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.72%	1.72%	1.87%	1.84%	1.55%	[4]

Total expenses after fees waived and paid indirectly	1.72%	1.72%	1.87%	1.84%	1.55%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense and fees, and amortization of offering costs[5]	1.15%	1.16%	1.21%	1.17%	1.23%	[4,6]

Net investment income	5.61%	5.67%	6.40%	5.68%	6.64%	[4]

Distributions to AMPS Shareholders	—	—	—	—	0.07%

Net investment income to Common Shareholders	5.61%	5.67%	6.40%	5.68%	6.57%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$109,864	$107,849	$103,069	$111,603	$105,309

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$42,900	$42,900	$42,900	$42,900	$42,900

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$356,093	$351,395	$340,253	$360,148	$345,474

Borrowings outstanding, end of year (000)	$20,839	$19,309	$20,939	$27,375	$23,025

Portfolio turnover rate	11%	10%	22%	18%	30%

[1]	Based on average Common Shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Does not reflect the effect of distributions to AMPS Shareholders.

[5]	Interest expense, fees and amortization of offering costs related to TOB and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.19%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2016	59

Notes to Financial Statements

1. Organization:

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually, a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Investment Quality Municipal Trust, Inc.	BKN	Maryland	Diversified
BlackRock Long-Term Municipal Advantage Trust	BTA	Delaware	Non-diversified
BlackRock Municipal 2020 Term Trust	BKK	Delaware	Diversified
BlackRock Municipal Income Trust	BFK	Delaware	Diversified
BlackRock Strategic Municipal Trust	BSD	Delaware	Diversified

The Board of Trustees of the Trusts are collectively referred to throughout this report as the “Board of Trustees” or the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees.” The Trusts determine and make available for publication the NAVs of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of closed-end funds referred to as the Closed-End Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the independent Trustees (“Independent Trustees”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, if applicable. Deferred compensation liabilities are included in officer’s and trustees’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued guidance to simplify the presentation of debt issuance costs in financial statements. Under the new guidance, a Trust is required to present such costs in the Statements of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability rather than as an asset.

The standard is effective for financial statements with fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Although the Manager is still evaluating the potential impacts of this new guidance, the Trusts’ adoption will be limited to the reclassification of any unamortized debt issuance costs on the Statements of Assets and Liabilities and modification to disclosures in the Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Trusts have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges. Effective October 2015, the custodian is imposing fees on certain uninvested cash balances.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Trusts’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the report date). U.S. GAAP defines fair value as the price the Trusts would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Trusts determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Trust’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments are typically categorized as Level 3. The fair value hierarchy for each Trust’s investments and derivative financial instruments has been included in the Schedules of Investments.

ANNUAL REPORT	APRIL 30, 2016	61

Notes to Financial Statements (continued)

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Trust may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Trust may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of TOB transactions. The Trusts transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust generally issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third party investors, and residual inverse floating rate interests (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a Trust generally provide the Trust with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The Trusts may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment advisor may also contribute municipal bonds to a TOB Trust into which each Trust has contributed bonds. If multiple BlackRock advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates may be purchased by the Liquidity Provider and are usually remarketed by a Remarketing Agent, which is typically an affiliated entity of the Liquidity Provider. The Remarketing Agent may also purchase the tendered TOB Trust Certificates for its own account in the event of a failed remarketing.

The TOB Trust may be collapsed without the consent of a Trust, upon the occurrence of tender option termination events (“TOTEs”) or mandatory termination events (“MTEs”), as defined in the TOB Trust agreements. TOTEs include the bankruptcy or default of the issuer of the municipal bonds held in the TOB Trust, a substantial downgrade in the credit quality of the issuer of the municipal bonds held in the TOB Trust, failure of any scheduled payment of principal or interest on the municipal bonds, and/or a judgment or ruling that interest on the municipal bond is subject to federal income taxation. MTEs may include, among other things, a failed remarketing of the TOB Trust Certificates, the inability of the TOB Trust to obtain renewal of the liquidity support agreement and a substantial decline in the market value of the municipal bonds held in the TOB Trust. Upon the occurrence of a TOTE or an MTE, the TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. In the case of an MTE, after the payment of fees, the TOB Trust Certificates holders would be paid before the TOB Residuals holders (i.e., the Trusts). In contrast, in the case of a TOTE, after payment of fees, the TOB Trust Certificates holders and the TOB Residuals holders would be paid pro rata in proportion to the respective face values of their certificates. During the year ended April 30, 2016, no TOB Trusts in which a Trust participated were terminated without the consent of a Trust.

While a Trust’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they generally do not allow a Trust to borrow money for purposes of making investments. The Trusts’ management believes that a Trust’s restrictions on borrowings do not apply to the secured borrowings. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds. The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates would be shown as Loan for TOB Trust Certificates.

Volcker Rule Impact: On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”), which precludes banking entities and their affiliates from sponsoring and investing in TOB Trusts. Banking

62	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

entities subject to the Volcker Rule were required to fully comply by July 21, 2015, with respect to investments in and relationships with TOB Trusts established after December 31, 2013 (“Non-Legacy TOB Trusts”), and by July 21, 2016, with respect to investments in and relationships with TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”).

As a result, a new structure for TOB Trusts has been designed to ensure that no banking entity is sponsoring the TOB Trust. Specifically, a Trust will establish, structure and “sponsor” the TOB Trusts in which it holds TOB Residuals. In such a structure, certain responsibilities that previously belonged to a third party bank will be performed by, or on behalf of, the Trusts. The Trusts have restructured any Non-Legacy TOB Trusts and are in the process of restructuring Legacy TOB Trusts in conformity with regulatory guidelines. Until all restructurings are completed, a Trust may, for a period of time, hold TOB Residuals in both Legacy TOB Trusts and non-bank sponsored restructured TOB Trusts.

Under the new TOB Trust structure, the Liquidity Provider or Remarketing Agent will no longer purchase the tendered TOB Trust Certificates even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Trust Certificates. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to comply with the Volcker Rule, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of deferred offering costs in the Statements of Operations.

For the year ended April 30, 2016, the following table is a summary of the Trusts’ TOB Trusts:

	Underlying Municipal Bonds Transferred to TOB Trusts[1]	Liability for TOB Trust Certificates[2]	Range of Interest Rates	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
BKN	$58,127,117	$31,286,067	0.41% - 0.61%	$29,416,646	0.71%
BTA	$46,104,393	$25,969,831	0.44% - 0.55%	$55,871,656	0.70%
BKK	$5,394,750	$3,750,000	0.66%	$3,750,000	0.68%
BFK	$230,388,025	$128,554,112	0.31% - 0.61%	$125,643,820	0.68%
BSD	$36,787,102	$20,839,227	0.31% - 0.61%	$20,011,300	0.68%

[1]

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The municipal bonds transferred to TOB Trusts with a credit enhancement are identified in the Schedules of Investments including the maximum potential amounts owed by the Trusts.

[2]

The Trusts may invest in TOB Trusts on either a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility, the Liquidity Provider will typically liquidate all or a portion of the municipal bonds held in the TOB Trust and then fund the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Trust invests in a TOB Trust on a recourse basis, a Trust will usually enter into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider the amount of any Liquidation Shortfall. As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at April, 30, 2016, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at April 30, 2016.

5. Derivative Financial Instruments:

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risk (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Certain Trusts invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

ANNUAL REPORT	APRIL 30, 2016	63

Notes to Financial Statements (continued)

Futures contracts are agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory

Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust. For such services, each Trust, except BTA, pays the Manager a monthly fee based on a percentage of each Trust’s average weekly Managed Assets at the following rates:

	BKN	BKK	BFK	BSD
Investment advisory fee	0.35%	0.50%	0.60%	0.60%

BTA pays the Manager a monthly fee based on a percentage of BTA’s average weekly net assets at an annual rate of 1.00%.

Average weekly “Managed Assets” for all of the Trusts, except BTA, are the average weekly value of each Trust’s total assets minus its total accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of preferred shares (other than accumulated dividends)).

For BTA, average weekly net assets are the average weekly value of the Trust’s total assets minus total liabilities.

Administration

BKN has an Administration Agreement with the Manager. The administration fee paid to the Manager is computed at an annual rate of 0.15% of the Trust’s average weekly managed assets including proceeds from the issuance of Preferred Shares and TOBs.

Waivers

The Manager, with respect to the Trusts, voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are shown as fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Trust’s investments in other affiliated investment companies, if any.

For the year ended April 30, 2016, the amounts waived were as follows:

	BKN	BTA	BKK	BFK	BSD
Amount waived	$214	$358	$32	$657	$33

Officers and Trustees

Certain officers and/or trustees of the Trusts are officers and/or directors of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended April 30, 2016, BTA had a sale transaction with an affiliated fund, in compliance with Rule 17a-7 under the 1940 Act, in the amount of $2,609,170.

64	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

7. Purchases and Sales:

For the year ended April 30, 2016, purchases and sales of investments, excluding short-term securities, were as follows:

	BKN	BTA	BKK	BFK	BSD
Purchases	$121,811,826	$93,013,541	$26,741,492	$72,527,477	$20,655,220
Sales	$118,888,920	$77,307,230	$49,185,606	$72,060,041	$18,981,750

8. Income Tax Information:

It is the Trusts’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns remains open for each of the four years ended April 30, 2016. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of April 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to amortization methods on fixed income securities, non-deductible expenses, the expiration of capital loss carryforwards, the retention of tax-exempt income and distributions received from a regulated investment company were reclassified to the following accounts:

	BKN	BTA	BKK	BFK	BSD
Paid-in capital	—	$(22,057,730)	$1,052,000	$(10,207,532)	—
Undistributed net investment income	$(27)	$(343,145)	$(1,057,710)	$(9)	$(6)
Undistributed net realized gain (accumulated net realized loss)	$27	$22,400,875	$5,710	$10,207,541	$6

The tax character of distributions paid was as follows:

		BKN	BTA	BKK	BFK	BSD
Tax-exempt income[1]	4/30/2016	$16,959,470	$9,689,048	$11,401,924	$43,227,215	$6,683,110
	4/30/2015	$17,588,537	$9,610,961	$13,573,327	$43,146,108	$6,847,123
Ordinary Income[2]	4/30/2016	9	7,684	2	2	13,823
	4/30/2015	13,035	12,790	131	315,489	20,332
Long-term capital gains[3]	4/30/2016	—	—	12,850	—	—
	4/30/2015	—	—	—	—	—

Total	4/30/2016	$16,959,479	$9,696,732	$11,414,776	$43,227,217	$6,696,933

	4/30/2015	$17,601,572	$9,623,751	$13,573,458	$43,461,597	$6,867,455

[1]	The Trusts designate these amounts paid during the fiscal year ended April 30, 2016 as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Trust designates this amount paid during the fiscal year ended April 30, 2016 as a capital gain dividend.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	BKN	BTA	BKK	BFK	BSD
Undistributed tax-exempt income	$1,279,885	$670,861	$10,491,680	$6,801,303	$628,521
Undistributed ordinary income	—	—	—	5,576	1,878
Undistributed long-term capital gains	—	—	147,196	—	—
Capital loss carryforwards	(127,242)	(18,133,276)	—	(15,393,401)	(10,723,029)
Net unrealized gains[1]	49,345,438	21,565,991	23,981,032	94,725,760	16,513,721

Total	$50,498,081	$4,103,576	$34,619,908	$86,139,238	$6,421,091

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, amortization methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the timing and recognition of partnership income, treatment of residual interests in TOB Trusts and the deferral of compensation to Trustees.

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Notes to Financial Statements (continued)

As of April 30, 2016, the Trusts had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	BKN	BTA	BFK	BSD
No expiration date[1]	—	$5,477,378	$10,872,059	$1,475,632
2017	—	6,882,935	2,065,704	3,887,588
2018	$127,242	4,821,726	2,455,638	2,381,683
2019	—	951,237	—	2,978,126

Total	$127,242	$18,133,176	$15,393,401	$10,723,029

[1]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2016, the Trusts listed below utilized the following amounts of their capital loss carryforward:

BKN	BTA
$2,628,867	$387,742

As of April 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	BKN	BTA	BKK	BFK	BSD
Tax Cost	$364,944,513	$226,489,744	$335,274,421	$850,205,728	$136,334,523

Gross unrealized appreciation	$51,042,433	$24,250,066	$25,154,028	$106,581,164	$18,174,801
Gross unrealized depreciation	(1,644,582)	(2,590,164)	(1,021,875)	(11,455,583)	(1,639,272)

Net unrealized appreciation	$49,397,851	$21,659,902	$24,132,153	$95,125,581	$16,535,529

9. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Trust’s ability to buy or sell bonds. As a result, a Trust may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Trust needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Trusts invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Trusts may decline in response to certain events, including those directly involving the issuers of securities owned by the Trusts. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

There is no assurance that BKK will achieve its investment objective and BKK may return less than $15.00 per share. As BKK approaches its scheduled termination date, it is expected that the maturity of BKK’s portfolio securities will shorten, which is likely to reduce BKK’s income and distributions to shareholders.

The new TOB Trust structure resulting from the compliance with Volcker Rule remains untested. It is possible that regulators could take positions that could limit the market for such newly structured TOB Trust transactions or the Trusts’ ability to hold TOB Residuals. Under the new TOB Trust structure, the Trusts will have certain additional duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

There can be no assurance that the Trusts can successfully enter into restructured TOB Trust transactions in order to refinance their existing TOB Residuals holdings prior to the compliance date for the Volcker Rule, which may require that the Trusts unwind existing TOB Trusts. There can be no assurance that alternative forms of leverage will be available to the Trusts and any alternative forms of leverage may be more or less advantageous to the Trusts than existing TOB leverage.

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Notes to Financial Statements (continued)

Should short-term interest rates rise, the Trusts’ investments in TOB transactions may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The SEC and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”), which take effect in December 2016. The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trust transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Trusts. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

Counterparty Credit Risk: Similar to issuer credit risk, the Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: BTA invests a substantial amount of its assets in issuers located in a single state or limited number of states. This may subject BTA to the risk that economic, political or social issues impacting a particular state or group of states could have an adverse and disproportionate impact on the income from, or the value or liquidity of, BTA’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedule of Investments.

Certain Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

10. Capital Share Transactions:

BTA, BKK, BFK, and BSD are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. BKN is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Trust’s Common Shares is $0.001, except for BKN, which is $0.01. The par value for each Trust’s Preferred Shares outstanding is $0.001, except for BKN, which is $0.01. The Board is authorized, however, to issue or reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Year Ended April 30,	BKN	BFK
2016	—	19,211
2015	5,706	—

For the year ended April 30, 2016 and the year ended April 30, 2015 for BTA, BKK, and BSD shares issued and outstanding remained constant.

Preferred Shares

Each Trust’s Preferred Shares rank prior to the Trust’s Common Shares as to the payment of dividends by a Trust and distribution of assets upon dissolution or liquidation of a Trust. The 1940 Act prohibits the declaration of any dividend on a Trust’s Common Shares or the repurchase of a Trust’s Common Shares if a Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to

ANNUAL REPORT	APRIL 30, 2016	67

Notes to Financial Statements (continued)

the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Trust’s Preferred Shares or repurchasing such shares if a Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the voting rights of the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class on certain matters. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Trustees for each Trust. The holders of Preferred Shares are also entitled to elect the full Board of Trustees if dividends on the Preferred Shares are not paid for a period of two years. The holders of Preferred Shares are also generally entitled to a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

BTA has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”). The VRDP Shares include a liquidity feature and are currently in a special rate period, each as described below.

Shares issued during the period ended April 30, 2016, and outstanding as of that date were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
BTA	10/29/15	760	$76,000,000	11/01/45

Redemption Terms: BTA is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, BTA is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of BTA. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Liquidity Feature: BTA entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between BTA and the liquidity provider is for a three-year term which expires on October 29, 2018. In the event the fee agreement is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is then required to repurchase the VRDP Shares from the liquidity provider six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund such repurchase. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: BTA may incur remarketing fees of 0.10% on the aggregate principal amount of all the Trust’s VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During a special rate period (as described below), BTA incurs no remarketing fees.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. Upon issuance and as of period end, the VRDP Shares were assigned a long-term rating of AAA from Fitch.

For the year ended April 30, 2016, the annualized dividend rate for the VRDP Shares was 0.47%

Special Rate Period: Upon issuance of the VRDP Shares on October 29, 2015, BTA announced a special rate period with respect to its VRDP Shares for an approximate three-year term ending October 24, 2018.

In the event the fee agreement for BTA is not renewed or is terminated in advance, and BTA does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares of BTA will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. In the event of such mandatory purchase, BTA is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, BTA is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance BTA will replace such redeemed VRDP Shares with any other preferred

68	ANNUAL REPORT	APRIL 30, 2016

Notes to Financial Statements (continued)

shares or other form of leverage. During the special rate period, the liquidity and fee agreements remain in effect and the VRDP Shares remain subject to mandatory redemption by BTA on the maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during the special rate period. BTA is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. BTA will pay each liquidity provider and remarketing agent a fee at the annual rate of 0.01% during the special rate period. BTA will also pay dividends monthly based on the sum of Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and a percentage per annum based on the long-term ratings assigned to the VRDP Shares.

If BTA redeems the VRDP Shares prior to the end of the special rate period and the VRDP Shares have long term ratings above A1/A+ or its equivalent by Fitch, then such redemption may be subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

VMTP Shares

BKN, BFK and BSD (collectively, the “VMTP Trusts/Trusts”), have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in privately negotiated offerings and sale of VMTP Shares exempt from registration under the Securities Act. At the date of issuance, the VRDP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds.

As of period end, the VMTP Shares outstanding of each Trust were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date
BKN	12/16/11	1,259	$125,900,000	1/02/19
BFK	12/16/11	2,708	$270,800,000	1/02/19
BSD	12/16/11	429	$42,900,000	1/02/19

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. In June 2015, the term redemption dates for BKN, BFK and BSD were extended until January 2, 2019. There is no assurance that the term of a Trust’s VMTP Shares will be extended further or that a Trust’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term redemption date, each VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, each VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Trust’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Trust. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If the Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares are rated above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA Municipal Swap Index. The fixed spread is determined based on the long-term preferred share ratings assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of period end, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Trusts fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2016, the average annualized dividend rates for the VMTP Shares were as follows:

	BKN	BFK	BSD
Rate	1.07%	1.07%	1.07%

For the year ended April 30, 2016, VMTP Shares issued and outstanding of each Trust remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

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Notes to Financial Statements (continued)

Financial Reporting: The VRDP Shares and VMTP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares and VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

AMPS

The AMPS are redeemable at the option of BKK, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS are also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of BKK, as set forth in BKK’s Statement of Preferences (the “Governing Instrument”) are not satisfied.

From time to time in the future, BKK may effect repurchases of its AMPS at prices below their liquidation preference as agreed upon by the Trust and seller. BKK also may redeem its AMPS from time to time as provided in the applicable Governing Instrument. BKK intends to effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements or for such other reasons as the Board may determine.

As of period end, the AMPS outstanding were as follows:

	Series	AMPS	Effective Yield	Rate Frequency Days	Moody’s Rating
BKK	F-7	461	0.26%	7	Aa1
	M-7	461	0.26%	7	Aa1
	W-7	461	0.26%	7	Aa1

Dividends on seven-day AMPS are cumulative at a rate which is reset every seven days based on the results of an auction. If the AMPS fail to clear the auction on an auction date, BKK is required to pay the maximum applicable rate on the AMPS to holders of such shares for successive dividend periods until such time as the shares are successfully auctioned. The maximum applicable rate on the AMPS is as footnoted in the table below. The low, high and average dividend rates on the AMPS for the period were as follows:

	Series	Low	High	Average
BKK	F-7	0.11%	0.48%	0.24%
	M-7	0.12%	0.47%	0.24%
	W-7	0.08%	0.48%	0.25%

Since February 13, 2008, the AMPS of BBK failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.35% to 1.94% for the year ended April 30, 2016. A failed auction is not an event of default for the Trusts but it has a negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a Trust’s AMPS than buyers. A successful auction for the Trust’s AMPS may not occur for some time, if ever, and even if liquidity does resume, holders of AMPS may not have the ability to sell the AMPS at their liquidation preference.

BKK paid commissions of 0.15% on the aggregate principal amount of all shares that fail to cleared their auctions and 0.25% on the aggregate principal amount of all shares that successfully cleared their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers are included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2016, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/22/15	67	$1,675,000
	M-7	6/23/15	67	$1,675,000
	W-7	6/25/15	67	$1,675,000
	F-7	8/24/15	38	$950,000
	M-7	8/24/15	38	$950,000
	W-7	8/20/15	38	$950,000
	F-7	1/25/16	150	$3,750,000
	M-7	1/25/16	150	$3,750,000
	W-7	1/25/16	150	$3,750,000

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Notes to Financial Statements (continued)

During the year ended April 30, 2015, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	F-7	6/09/14	110	$2,750,000
	M-7	6/10/14	110	$2,750,000
	W-7	6/05/14	110	$2,750,000
	F-7	11/10/14	80	$2,000,000
	M-7	11/12/14	80	$2,000,000
	W-7	11/06/14	80	$2,000,000

During the year ended April 30, 2014, BKK announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
BKK	W-7	5/23/13	82	$2,050,000
	F-7	5/28/13	82	$2,050,000
	M-7	5/28/13	82	$2,050,000
	W-7	8/01/13	413	$10,325,000
	F-7	8/05/13	413	$10,325,000
	M-7	8/06/13	413	$10,325,000
	F-7	9/09/13	98	$2,450,000
	M-7	9/10/13	98	$2,450,000
	W-7	9/12/13	98	$2,450,000
	F-7	10/07/13	89	$2,225,000
	M-7	10/08/13	89	$2,225,000
	W-7	10/10/13	89	$2,225,000
	W-7	11/29/13	132	$3,300,000
	F-7	12/02/13	132	$3,300,000
	M-7	12/03/13	132	$3,300,000
	M-7	12/31/13	111	$2,775,000
	W-7	1/02/14	111	$2,775,000
	F-7	1/06/14	111	$2,775,000
	W-7	1/16/14	114	$2,850,000
	F-7	1/21/14	114	$2,850,000
	M-7	1/21/14	114	$2,850,000
	W-7	2/27/14	205	$5,125,000
	F-7	3/03/14	205	$5,125,000
	M-7	3/04/14	205	$5,125,000

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts paid a net investment income dividend in the following amounts per share on June 1, 2016 to Common Shareholders of record on May 16, 2016:

Common Dividend Per Share
BKN	$0.0740
BTA	$0.0580
BKK	$0.0448
BFK	$0.0751
BSD	$0.0710

Additionally, the Trusts declared a net investment income dividend in the following amounts per share on June 1, 2016 payable to Common Shareholders of record on June 15, 2016:

Common Dividend Per Shares
BKN	$0.0720
BTA	$0.0545
BKK	$0.0448
BFK	$0.0711
BSD	$0.0650

ANNUAL REPORT	APRIL 30, 2016	71

Notes to Financial Statements (concluded)

The dividends declared on Preferred Shares for the period May 1, 2016 to May 31, 2016 for the Trusts were as follows:

	Preferred Shares	Series	Dividends Declared
BKN	VMTP Shares	W-7	$148,947
BTA	VRDP Shares	W-7	$78,969
BKK	AMPS Shares	M-7	$4,368
BKK	AMPS Shares	W-7	$4,368
BKK	AMPS Shares	F-7	$4,368
BFK	VMTP Shares	W-7	$320,373
BSD	VMTP Shares	W-7	$50,753

72	ANNUAL REPORT	APRIL 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust (collectively, the “Trusts”), including the schedules of investments, as of April 30, 2016, and the related statements of operations for the year then ended, the statements of cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trusts’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trusts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trusts’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal 2020 Term Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust as of April 30, 2016, the results of their operations for the year then ended, their cash flows for BlackRock Investment Quality Municipal Trust, Inc., BlackRock Long-Term Municipal Advantage Trust, BlackRock Municipal Income Trust, and BlackRock Strategic Municipal Trust for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 23, 2016

ANNUAL REPORT	APRIL 30, 2016	73

Automatic Dividend Reinvestment Plan

Pursuant to each Trust’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BKN, BTA, BFK and BSD declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

After BKK declares a dividend or determines to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ account by the purchase of outstanding shares on the open market, on BKK’s primary exchange (“open market purchases”). BKK will not issue any new shares under the Reinvestment Plan.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

74	ANNUAL REPORT	APRIL 30, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2]
Richard E. Cavanagh 1946	Chair of the Board and Trustee	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	75 RICs consisting of 75 Portfolios	None
Karen P. Robards 1950	Vice Chair of the Board, Chair of the Audit Committee and Trustee	Since 2007	Principal of Robards & Company, LLC (consulting and private investing firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Investment Banker at Morgan Stanley from 1976 to 1987.	75 RICs consisting of 75 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Cynthia L. Egan 1955	Trustee	Since 2016	Advisor, U.S. Department of the Treasury from 2014 to 2015; a President at T. Rowe Price Group, Inc. from 2007 to 2012.	74 RICs consisting of 74 Portfolios	Unum (insurance); The Hanover Insurance Group (insurance); Envestnet (investment platform) from 2013 until 2016
Michael J. Castellano 1946	Trustee and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) since 2015.	75 RICs consisting of 75 Portfolios	None
Frank J. Fabozzi 1948	Trustee and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Visiting Professor, Princeton University from 2013 to 2014; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011.	75 RICs consisting of 75 Portfolios	None
Jerrold B. Harris 1942	Trustee	Since 2007	Trustee, Ursinus College from 2000 to 2012; Director, Ducks Unlimited — Canada (conservation) since 2015; Director, Waterfowl Chesapeake (conservation) since 2014; Director, Ducks Unlimited, Inc. since 2013; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	75 RICs consisting of 75 Portfolios	BlackRock Capital Investment Corp. (business development company)
R. Glenn Hubbard 1958	Trustee	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	75 RICs consisting of 75 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	APRIL 30, 2016	75

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen[4]	Public Company and Investment Company Directorships During Past Five Years
Independent Trustees[2]
W. Carl Kester 1951	Trustee and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008, Deputy Dean for Academic Affairs from 2006 to 2010, Chairman of the Finance Unit, from 2005 to 2006, Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 75 Portfolios	None
Catherine A. Lynch 1961	Trustee and Member of the Audit Committee	Since 2016	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 75 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon finding of good cause thereof.

[3]    Date shown is the earliest date a person has served on this board. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[4]    For purposes of this chart, “RICs” refers to investment companies registered under the 1940 Act and “Portfolios” refers to the investment programs of the BlackRock-advised funds. The Closed-End Complex is comprised of 75 RICs. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the Equity-Liquidity Complex, and Ms. Novick is also a board member of the BlackRock Equity-Liquidity Complex.

Interested Trustees[5]
Barbara G. Novick 1960	Trustee	Since 2014	Vice Chairman of BlackRock since 2006; Chair of BlackRock’s Government Relations Steering Committee since 2009; Head of the Global Client Group of BlackRock from 1988 to 2008.	108 RICs consisting of 228 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	136 RICs consisting of 326 Portfolios	None

[5]    Mr. Perlowski and Ms. Novick are both “interested persons,” as defined in the 1940 Act, of the Trusts based on their positions with BlackRock and its affiliate. Mr. Perlowski and Ms. Novick are also board members of certain complexes of BlackRock registered open-end funds. Mr. Perlowski is also a board member of the BlackRock Equity-Bond Complex and the BlackRock Equity-Liquidity Complex, and Ms. Novick is a board member of the BlackRock Equity-Liquidity Complex. Interested Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Trustee by action of a majority of the Trustees upon a finding of good cause thereof.

76	ANNUAL REPORT	APRIL 30, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trusts	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2014 (Trustee); Since 2011 (President and Chief Executive Officer)	See Principal Occupations During Past Five Years under Interested Trustees for details.
Jonathan Diorio 1980	Vice President	Since 2015	Managing Director of BlackRock since 2015; Director of BlackRock, Inc. from 2011 to 2015; Director of Deutsche Asset & Wealth Management from 2009 to 2011.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the funds in the Closed-End Complex 2008 to 2012.
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trusts serve at the pleasure of the Board.
Further information about the Trusts’ Officers and Trustees is available in the Trusts’ Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective December 31, 2015, Kathleen F. Feldstein and James T. Flynn retired as Trustees of the Trusts.

Effective January 11, 2016, Michael Perilli became a portfolio manager of BTA and BSD. The other portfolio managers are Ted Jaeckel and Walter O’Connor.

Effective March 1, 2016, Catherine A. Lynch was appointed to serve as a Trustee and a Member of the Audit Committee of the Trusts.

Effective April 1, 2016, Cynthia L. Egan was appointed to serve as a Trustee of the Trusts.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Liquidity Provider Bank of America, N.A. New York, NY 10036	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP Boston, MA 02116

Custodian and Accounting Agent State Street Bank and Trust Company Boston, MA 02110	AMPS Auction Agent The Bank of New York Mellon New York, NY 10286	VRDP Remarketing Agent Merrill Lynch, Pierce, Fenner & Smith Incorporated New York, NY 10036	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Trusts 100 Bellevue Parkway Wilmington, DE 19809

ANNUAL REPORT	APRIL 30, 2016	77

Additional Information

Trust Certification

Certain Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

In order to provide additional flexibility for BKK to potentially continue to conduct partial redemptions of AMPS, an amendment to BKK’s AMPS Statement of Preferences was made. The amendment eliminates a requirement that precluded partial redemptions of AMPS once the number of AMPS outstanding for a particular series fell below 300 shares. The removal of this requirement is in the best interest of BKK and shareholders as it seeks to provide additional flexibility to conduct partial redemptions of AMPS in advance of BKK’s maturity, if such redemption is otherwise determined to be consistent with the best interest of BKK and its shareholders.

During the period, there were no material changes in the Trusts’ investment objectives or policies or to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders or in the principal risk factors associated with investment in the Trusts. Except as noted on page 77, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate

78	ANNUAL REPORT	APRIL 30, 2016

Additional Information (concluded)

mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trusts’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Trusts’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 882-0052; and (2) on the SEC’s website at http://www.sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2016	79

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-4/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-882-0052, option 4.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$32,263	$32,263	$0	$0	$6,732	$6,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Investment Quality Municipal Trust, Inc.	$6,732	$6,732

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934
(15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

W. Carl Kester

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2016.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2016:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	15	0	0	0	0	0
	$4.07 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	61	0	0	0	0	0
	$32.98 Billion	$0	$0	$0	$0	$0
Walter O’Connor	57	0	0	0	0	0
	$24.97 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2016:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2016.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2016). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2016.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Investment Quality Municipal Trust, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Investment Quality Municipal Trust, Inc.

Date: July 1, 2016